UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06621
                                                     ---------------------

                  Nuveen Premium Income Municipal Fund 2, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                  ANNUAL REPORT October 31, 2006

                        Nuveen Investments
                        Municipal Closed-End Funds

  NUVEEN PREMIUM
INCOME MUNICIPAL
      FUND, INC.
             NPI

  NUVEEN PREMIUM
INCOME MUNICIPAL
    FUND 2, INC.
             NPM

  NUVEEN PREMIUM
INCOME MUNICIPAL
    FUND 4, INC.
             NPT


Photo of: Woman and man at the beach.
Photo of: A child.


DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board


     Chairman's
          LETTER TO SHAREHOLDERS

     Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

     For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.


"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


     We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

     We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

     Sincerely,

     /s/ Timothy R. Schwertfeger

     Timothy R. Schwertfeger
     Chairman of the Board

     December 15, 2006

Nuveen Investments Municipal Closed-End Funds
NPI, NPM, NPT

Portfolio Manager's
        COMMENTS


Portfolio manager Paul Brennan discusses U.S. economic and municipal market conditions, key investment strategies, and the annual performance of these three national Funds. With 17 years of investment experience, including 15 years at Nuveen, Paul assumed portfolio management responsibility for NPI, NPM, and NPT in July 2006.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2006?

In response to market concerns about oil prices, inflation, and the actions of the Federal Reserve over the past 12 months, bond yields exhibited some volatility during this reporting period, with longer-term rates hitting a peak in June 2006 before falling sharply for the remainder of the period. For the period as a whole, interest rates at the shorter end of the yield curve generally continued to rise, while longer rates ended the period close to where they began it or even declined. As short-term rates approached and exceeded the levels of long-term rates, the taxable yield curve became increasingly flat and subsequently inverted. Consequently, bonds with longer durations1 generally outperformed those with shorter durations during this period.

Between November 1, 2005 and October 31, 2006, the Federal Reserve announced six increases of 0.25% each in the fed funds rate before pausing to leave monetary policy unchanged at the August-October 2006 sessions of its Open Market Committee. The increases raised the short-term target by 150 basis points, from 3.75% to 5.25%, its highest level since March 2001. During this same period, the yield on the benchmark 10-year U.S. Treasury note rose just four basis points to end October 2006 at 4.60%. In contrast, in the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.78% at the end of October 2006, a decline of 43 basis points from the end of October 2005.

Economic growth over the past year reflected the fluctuations in interest rates, energy prices, and the effects of a softening housing market. After expanding at a rate of 1.8% in the fourth quarter of 2005, the U.S. gross domestic product
(GDP) rebounded sharply with a 5.6% gain in the first quarter of 2006 before moderating to a pace of 2.6% in the second quarter of 2006 (all GDP numbers annualized). In the third quarter of 2006, the rate of GDP growth slowed to 2.2%, largely as the result of an 18% slump in residential investment, the largest decrease in 15 years. Despite the recent slowdown in economic growth, the markets continued to keep a close eye on inflation trends. While declining energy prices contributed to a benign 1.3% year-over-year increase in the Consumer Price Index as of October 2006, the core rate (which excludes food and energy prices) rose 2.7% for the same period. In general, the jobs picture remained positive, with national unemployment at 4.4% in October 2006, down from 4.9% in October 2005, the lowest level since May 2001.


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

Over the 12 months ended October 2006, municipal bond issuance nationwide totaled $367.1 billion, down 8% from the previous 12 months. This total reflected the general decrease in the issuance of municipal paper during 2006. After reaching record levels in calendar year 2005, municipal supply declined during the first 10 months of 2006, with $295.1 billion in new securities coming to market, off 12.5% from the same period in 2005. A major factor in 2006's drop was the sharp reduction in pre-refunding volume, which fell almost 50% from last year's levels. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, institutional investors such as hedge funds and arbitragers, and foreign participants all taking part in the market.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As the yield curve flattened over this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included pursuing a disciplined approach to duration management and yield curve positioning throughout the period. As part of this approach, we focused on purchasing bonds that we believed provided attractive reward opportunities without excessive risk, emphasizing attractively priced bonds with defensive coupons in the 15- to 20-year part of the yield curve. For these Funds, our purchases of defensive coupon bonds included bonds with premium coupons2.

In recent months, we broadened our strategic scope in these three Funds to place additional emphasis on income strategies by purchasing bonds that offered the potential for more income such as zero coupon bonds, discount coupon bonds and inverse floaters. (Inverse floaters are bonds with coupons structured to move in the opposite direction of interest rates. For example, if market interest rates decline, the interest rate earned by the inverse floater will rise. An inverse floater increases the market rate risk and modified duration of the investment.)

Although issuance nationwide declined during this period, the reduction in issuance did not have a major impact on the implementation of this or other strategies we had planned for these Funds. Much of the new issuance was highly rated and/or insured, and many of our new purchases were higher-rated credits, especially in the essential services sectors, with an emphasis on keeping the Funds well diversified geographically. NPI, NPM, and NPT also continued to purchase paper issued in specialty states such as California, New York and Ohio. Because of the relatively higher income tax levels in specialty states, municipal bonds issued in these states are generally in great demand by retail investors, which helps to support their value. These bonds also provide additional liquidity, making it easier for us to execute trades as part of implementing our strategies.


2 Premium coupon bonds are credits that, at the time of purchase, are trading above their par values because their coupons are higher than current coupon levels. Histor ically, these bonds have held their value better than current coupon bonds when interest rates rise.

At the same time, we continued to emphasize maintaining the Funds' weightings of lower-quality bonds. However, as credit spreads continued to narrow over this period and municipal issuance tightened, we generally found fewer attractively priced lower-rated credit opportunities in the marketplace. This was especially true during the second half of this reporting period. Overall, the Funds continued to have good exposure to the lower-rated credit categories.

As part of our yield curve and income strategies, we also sold holdings with shorter durations, including pre-refunded bonds; bonds with less attractive call features; and credits producing lower tax-exempt income streams. A portion of the proceeds from these sales was reinvested out longer on the yield curve, which enabled us to maintain the Funds' durations within our preferred strategic range and contributed to their performance during this period.


HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 10/31/06

                  1-YEAR            5-YEAR           10-YEAR
--------------------------------------------------------------------------------
NPI               8.53%             6.23%            6.40%
--------------------------------------------------------------------------------
NPM               8.24%             6.54%            6.73%
--------------------------------------------------------------------------------
NPT               7.72%             5.43%            5.79%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index3       5.75%             5.05%            5.85%
--------------------------------------------------------------------------------
Lipper General
Leveraged
Municipal Debt
Funds Average4    8.42%             7.00%            6.63%
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12 months ended October 31, 2006, the total returns on net asset value
(NAV) for all three of the Funds in this report exceeded the return on the Lehman Brothers Municipal Bond Index. NPI outperformed the average return for the Funds' Lipper peer group, while NPM slightly trailed with this return, and NPT trailed the peer group average for this period.


3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman Brothers index do not reflect any expenses.

4 The Lipper General Leveraged Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 56; 5 years, 45; and 10 years, 39. Fund and Lipper returns assume reinvestment of dividends.

Factors that influenced the Funds' returns during this period included yield curve positioning and duration management, implementation of income strategies, allocations to lower-rated credits, the use of financial leverage, and advance refunding activity.5

As longer rates declined and the yield curve flattened over the course of this period, yield curve and duration positioning played an important role in the performance of these Funds. Overall, bonds in the Lehman Brothers Municipal Bond Index with maturities between one and four years were the most adversely impacted by changes in the interest rate environment over this period, as interest rates in that part of the curve rose. As a result, these bonds generally underperformed longer bonds, with issues having maturities between 17 and 22 years and those with maturities 22 years and longer achieving the best returns for the period. Yield curve positioning, or exposure to those parts of the yield curve that performed best during this period, helped the Funds' performances. We continued to work to strengthen this positioning, especially in NPT.

As previously mentioned, in recent months we implemented additional income strategies by adding zero coupon bonds, discount coupon bonds, and inverse floaters to our port folios, all of which had a positive impact on the Funds' performances for this period. Zero coupon bonds, for example, typically have very long initial maturities and tend to be very sensitive to changes in interest rates. With rates at the long end of the curve declining throughout much of this 12-month period, zero coupon bonds in the Lehman Brothers Municipal Bond Index performed very well, exceeding the return for the general municipal market by almost 500 basis points.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of these Funds also benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and caused credit spreads to tighten. As of October 31, 2006, allocations of bonds rated BBB and lower and non-rated bonds accounted for 10% of NPT's portfolio, 13% of NPI, and 15% of NPM.

Among the lower-rated holdings making positive contributions to the Funds' total returns for this period were industrial development and resource recovery bonds and health care (including hospitals) credits, which ranked as the top performing revenue sectors in the Lehman Brothers Municipal Bond Index. Bonds backed by the 1998 master tobacco settlement agreement, which are generally rated BBB, also contributed to the Funds' performances. These bonds comprised approximately 4% to 6% of the portfolios of these three Funds as of October 31, 2006.

Another factor in the annual performance of these Funds, especially relative to that of the unleveraged Lehman Brothers Municipal Bond Index, was the use of financial


5 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

leverage. While leveraging can add volatility to a Fund's NAV and share price, this strategy can also provide opportunities for additional income and total return for common shareholders. Over this 12-month reporting period, the Funds' performances were impacted by the leveraging strategy, although not to the extent we have seen in past years. Over the long term, we firmly believe that the use of financial leverage should continue to work to the benefit of these Funds. This is demonstrated by the Funds' total return performances--both absolute and relative to the Lehman Brothers Municipal Bond Index--over the longer term.

We also continued to see positive contributions from advance refunding activity, which benefited these Funds through price appreciation and enhanced credit quality. While advance refundings generally enhanced performance for this 12-month period, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market, due primarily to their shorter effective maturities. This was especially true in NPT, which had the largest allocation of pre-refunded bonds among these three Funds. During the first half of this period, NPT also held a few multifamily housing and project financing bonds that did not perform as well as expected due to credit deterioration. These bonds had been sold out of the portfolio earlier in the fiscal year.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2006?

Maintaining strong credit quality remained an important requirement. As of October 31, 2006, all three of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 72% in NPM and 75% in NPI to 80% in NPT.

At the end of October 2006, potential call exposure for the period November 2006 through the end of 2007 totaled 9% in NPI, 7% in NPM, and 13% in NPT. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

                        Dividend and Share Price
                               INFORMATION



NPI, NPM, and NPT use leverage to potentially enhance opportunities for additional income for common shareholders. The benefits of leveraging are tied in part to the short-term rates that leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting their income streams and reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured, were called, or were sold were reinvested then into bonds currently available in the market, which generally offered lower yields. These factors resulted in three monthly dividend reductions in NPI and NPT and four in NPM over the 12-month period ended October 31, 2006.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2005, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NPI                               --                            $0.0013
--------------------------------------------------------------------------------
NPM                          $0.0610                            $0.0006
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2006, all of the Funds in this report had positive UNII balances for both financial statement and tax purposes.

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                            10/31/06                           12-MONTH
                            DISCOUNT                   AVERAGE DISCOUNT
--------------------------------------------------------------------------------
NPI                           -7.83%                             -7.95%
--------------------------------------------------------------------------------
NPM                           -9.06%                             -8.56%
--------------------------------------------------------------------------------
NPT                           -6.50%                             -7.60%
--------------------------------------------------------------------------------

Nuveen Premium Income Municipal Fund, Inc.
NPI

Performance
     OVERVIEW As of October 31, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              61%
AA                               14%
A                                12%
BBB                              10%
BB or Lower                       1%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                           0.0695
Dec                            0.066
Jan                            0.066
Feb                            0.066
Mar                           0.0625
Apr                           0.0625
May                           0.0625
Jun                            0.059
Jul                            0.059
Aug                            0.059
Sep                            0.059
Oct                            0.059

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/01/05                      13.87
                              13.949
                              13.9
                              13.92
                              13.92
                              13.9
                              13.9
                              13.68
                              13.66
                              13.54
                              13.48
                              13.57
                              13.5
                              13.47
                              13.51
                              13.5
                              13.47
                              13.48
                              13.55
                              13.57
                              13.69
                              13.74
                              13.8
                              13.84
                              13.9
                              13.77
                              13.83
                              13.88
                              13.72
                              13.44
                              13.39
                              13.41
                              13.36
                              13.37
                              13.379
                              13.36
                              13.45
                              13.55
                              13.76
                              13.9
                              13.96
                              13.99
                              13.99
                              14.02
                              14.1
                              14.17
                              14.34
                              14.42
                              14.37
                              14.22
                              14.24
                              14.24
                              14.19
                              14.16
                              14.21
                              14.28
                              14.28
                              14.25
                              14.24
                              14.25
                              14.28
                              14.25
                              14.29
                              14.2
                              14.16
                              14.1
                              14
                              13.99
                              13.98
                              14.02
                              14.05
                              14
                              13.97
                              13.93
                              13.94
                              14.02
                              14.04
                              14.14
                              14.24
                              14.25
                              14.23
                              14.3
                              14.25
                              14.18
                              14.21
                              14.1
                              14.04
                              14.11
                              14.15
                              14.05
                              14
                              13.97
                              13.97
                              14.09
                              14.1
                              14.06
                              14.05
                              14.05
                              14.04
                              14.07
                              14.07
                              14.08
                              14.15
                              14.1
                              14.14
                              14.2
                              14.2
                              14.06
                              14
                              13.92
                              13.71
                              13.57
                              13.57
                              13.47
                              13.4
                              13.42
                              13.44
                              13.39
                              13.4
                              13.48
                              13.43
                              13.45
                              13.47
                              13.54
                              13.54
                              13.55
                              13.58
                              13.6
                              13.55
                              13.57
                              13.58
                              13.58
                              13.64
                              13.55
                              13.53
                              13.55
                              13.59
                              13.53
                              13.53
                              13.58
                              13.53
                              13.53
                              13.51
                              13.48
                              13.58
                              13.56
                              13.56
                              13.67
                              13.68
                              13.56
                              13.54
                              13.5
                              13.43
                              13.42
                              13.38
                              13.28
                              13.2
                              13.1
                              13.15
                              13.17
                              13.15
                              13.19
                              13.09
                              13.09
                              13.06
                              13.07
                              13.02
                              13.03
                              13.07
                              13.11
                              13.13
                              13.18
                              13.21
                              13.17
                              13.15
                              13.14
                              13.13
                              13.14
                              13.15
                              13.12
                              13.19
                              13.15
                              13.18
                              13.25
                              13.25
                              13.25
                              13.4
                              13.42
                              13.48
                              13.56
                              13.6
                              13.65
                              13.64
                              13.63
                              13.62
                              13.63
                              13.67
                              13.56
                              13.68
                              13.86
                              13.94
                              13.92
                              13.97
                              13.98
                              14.04
                              14.01
                              14.11
                              14.15
                              14.11
                              14.12
                              14.12
                              14.13
                              14.15
                              14.1
                              14
                              13.99
                              14.06
                              14.09
                              14.07
                              13.99
                              13.95
                              13.95
                              13.92
                              13.9
                              13.92
                              13.95
                              13.95
                              13.97
                              13.98
                              14.07
                              14.03
                              14.04
                              14.04
                              14.03
                              14.03
                              14.01
                              14.1
                              14.06
                              14.1
                              14.05
                              13.96
                              13.92
                              13.8
                              13.84
                              13.83
                              13.85
                              13.94
                              13.97
                              13.97
                              14.04
                              14.06
                              14.06
                              14.1
                              14.14
10/31/06                      14.13

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.13
------------------------------------
Common Share
Net Asset Value               $15.33
------------------------------------
Premium/(Discount) to NAV     -7.83%
------------------------------------
Market Yield                   5.01%
------------------------------------
Taxable-Equivalent Yield1      6.96%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $977,601
------------------------------------
Average Effective Maturity
on Securities (Years)          16.41
------------------------------------
Leverage-Adjusted Duration      8.71
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/18/88)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          7.52%         8.53%
------------------------------------
5-Year          6.32%         6.23%
------------------------------------
10-Year         6.26%         6.40%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       13.0%
------------------------------------
California                     12.7%
------------------------------------
Texas                           8.2%
------------------------------------
Illinois                        5.9%
------------------------------------
New Jersey                      5.9%
------------------------------------
South Carolina                  4.4%
------------------------------------
Washington                      4.3%
------------------------------------
Minnesota                       3.5%
------------------------------------
Colorado                        3.3%
------------------------------------
Pennsylvania                    2.9%
------------------------------------
District of Columbia            2.9%
------------------------------------
Nevada                          2.8%
------------------------------------
Massachusetts                   2.5%
------------------------------------
Michigan                        2.5%
------------------------------------
Florida                         1.9%
------------------------------------
Wisconsin                       1.9%
------------------------------------
Alaska                          1.9%
------------------------------------
Other                          19.5%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         16.3%
------------------------------------
U.S. Guaranteed                15.2%
------------------------------------
Health Care                    13.4%
------------------------------------
Tax Obligation/General         13.0%
------------------------------------
Transportation                 12.4%
------------------------------------
Utilities                       8.0%
------------------------------------
Education and Civic
  Organizations                 7.4%
------------------------------------
Other                          14.3%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a net ordinary income distribution in December 2005 of $.0013 per share.

Nuveen Premium Income Municipal Fund 2, Inc.
NPM

Performance
     OVERVIEW As of October 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              62%
AA                               10%
A                                13%
BBB                              11%
N/R                               4%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                            0.071
Dec                           0.0675
Jan                           0.0675
Feb                           0.0675
Mar                            0.064
Apr                            0.064
May                            0.064
Jun                           0.0605
Jul                           0.0605
Aug                           0.0605
Sep                           0.0575
Oct                           0.0575

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/01/05                      14.02
                              13.98
                              13.95
                              13.92
                              13.98
                              13.98
                              13.96
                              13.76
                              13.7
                              13.64
                              13.58
                              13.64
                              13.69
                              13.63
                              13.67
                              13.63
                              13.59
                              13.66
                              13.73
                              13.7
                              13.6
                              13.6701
                              13.66
                              13.68
                              13.72
                              13.7
                              13.68
                              13.62
                              13.62
                              13.42
                              13.42
                              13.46
                              13.45
                              13.41
                              13.35
                              13.35
                              13.38
                              13.39
                              13.48
                              13.57
                              13.6
                              13.76
                              13.76
                              13.79
                              13.85
                              13.88
                              14.06
                              14.29
                              14.17
                              14.14
                              14.16
                              14.18
                              14.05
                              14.03
                              13.97
                              14.01
                              14.06
                              14.18
                              14.22
                              14.06
                              14.12
                              14.13
                              14.1
                              14.07
                              14.1
                              14.08
                              14.09
                              14.14
                              14.17
                              14.14
                              14.12
                              14.109
                              14.06
                              14.08
                              14.06
                              14.15
                              14.16
                              14.19
                              14.17
                              14.22
                              14.22
                              14.34
                              14.35
                              14.35
                              14.26
                              14.19
                              14.05
                              14.02
                              14.05
                              14.02
                              13.97
                              13.96
                              14.01
                              14.16
                              14.13
                              14.11
                              14.07
                              14.1
                              14.05
                              14.06
                              14.06
                              13.98
                              13.9399
                              13.91
                              13.9344
                              13.89
                              13.95
                              13.98
                              13.87
                              13.82
                              13.77
                              13.63
                              13.61
                              13.6
                              13.56
                              13.59
                              13.63
                              13.52
                              13.58
                              13.63
                              13.63
                              13.56
                              13.59
                              13.7
                              13.7
                              13.6
                              13.62
                              13.55
                              13.41
                              13.46
                              13.5
                              13.48
                              13.56
                              13.5
                              13.5
                              13.49
                              13.63
                              13.57
                              13.59
                              13.6
                              13.63
                              13.67
                              13.69
                              13.78
                              13.88
                              13.82
                              13.82
                              13.89
                              13.9
                              13.84
                              13.69
                              13.73
                              13.64
                              13.67
                              13.69
                              13.49
                              13.48
                              13.45
                              13.49
                              13.45
                              13.35
                              13.39
                              13.33
                              13.28
                              13.31
                              13.2305
                              13.23
                              13.23
                              13.34
                              13.35
                              13.26
                              13.32
                              13.35
                              13.32
                              13.34
                              13.25
                              13.22
                              13.24
                              13.22
                              13.19
                              13.2
                              13.19
                              13.25
                              13.28
                              13.31
                              13.37
                              13.49
                              13.52
                              13.63
                              13.62
                              13.72
                              13.73
                              13.71
                              13.68
                              13.76
                              13.86
                              13.9
                              13.78
                              13.86
                              13.95
                              13.97
                              13.97
                              14.12
                              14.12
                              14.21
                              14.17
                              14.2
                              14.2
                              14.24
                              14.21
                              14.22
                              14.18
                              14.21
                              14.19
                              14.1
                              14.12
                              14.16
                              14.16
                              14.18
                              14.09
                              13.97
                              13.94
                              13.95
                              14.02
                              14.01
                              14.05
                              14.04
                              14.04
                              14.03
                              14.09
                              14.07
                              14.05
                              14.05
                              14.06
                              14.1
                              14.08
                              14.06
                              14
                              13.98
                              13.96
                              13.9
                              13.78
                              13.65
                              13.67
                              13.72
                              13.76
                              13.82
                              13.85
                              13.8
                              13.84
                              13.88
                              13.84
                              13.91
                              13.96
10/31/06                      14.05


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.05
------------------------------------
Common Share
Net Asset Value               $15.45
------------------------------------
Premium/(Discount) to NAV     -9.06%
------------------------------------
Market Yield                   4.91%
------------------------------------
Taxable-Equivalent Yield1      6.82%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $634,981
------------------------------------
Average Effective Maturity
on Securities (Years)          15.88
------------------------------------
Leverage-Adjusted Duration      9.46
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/23/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.71%         8.24%
------------------------------------
5-Year          6.25%         6.54%
------------------------------------
10-Year         6.77%         6.73%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       10.9%
------------------------------------
California                     10.1%
------------------------------------
Illinois                        9.4%
------------------------------------
Texas                           6.9%
------------------------------------
South Carolina                  6.4%
------------------------------------
Washington                      6.1%
------------------------------------
Massachusetts                   4.4%
------------------------------------
New Jersey                      3.6%
------------------------------------
Missouri                        3.6%
------------------------------------
Minnesota                       2.8%
------------------------------------
Ohio                            2.6%
------------------------------------
Michigan                        2.4%
------------------------------------
Louisiana                       2.4%
------------------------------------
Nevada                          2.3%
------------------------------------
Iowa                            2.2%
------------------------------------
Florida                         1.9%
------------------------------------
Rhode Island                    1.8%
------------------------------------
Alabama                         1.8%
------------------------------------
Other                          18.4%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         16.9%
------------------------------------
Tax Obligation/Limited         15.7%
------------------------------------
U.S. Guaranteed                15.7%
------------------------------------
Health Care                    14.0%
------------------------------------
Utilities                      10.5%
------------------------------------
Transportation                  7.4%
------------------------------------
Education and Civic
  Organizations                 6.2%
------------------------------------
Other                          13.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0616 per share.

Nuveen Premium Income Municipal Fund 4, Inc.
NPT

Performance
     OVERVIEW As of October 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              71%
AA                                9%
A                                10%
BBB                               6%
BB or Lower                       3%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov                           0.0645
Dec                            0.061
Jan                            0.061
Feb                            0.061
Mar                           0.0575
Apr                           0.0575
May                           0.0575
Jun                           0.0545
Jul                           0.0545
Aug                           0.0545
Sep                           0.0545
Oct                           0.0545

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/01/05                      12.35
                              12.32
                              12.31
                              12.33
                              12.41
                              12.44
                              12.48
                              12.23
                              12.23
                              12.19
                              12.17
                              12.23
                              12.19
                              12.22
                              12.22
                              12.24
                              12.2
                              12.25
                              12.35
                              12.33
                              12.38
                              12.38
                              12.46
                              12.49
                              12.45
                              12.39
                              12.44
                              12.38
                              12.4
                              12.22
                              12.05
                              12
                              12.01
                              11.89
                              11.8899
                              11.9
                              12
                              12.01
                              12.04
                              12.15
                              12.29
                              12.31
                              12.31
                              12.22
                              12.35
                              12.44
                              12.47
                              12.52
                              12.6
                              12.42
                              12.53
                              12.48
                              12.47
                              12.45
                              12.54
                              12.54
                              12.59
                              12.6
                              12.56
                              12.6
                              12.63
                              12.58
                              12.6
                              12.61
                              12.52
                              12.55
                              12.57
                              12.56
                              12.5601
                              12.6
                              12.61
                              12.46
                              12.39
                              12.47
                              12.42
                              12.47
                              12.45
                              12.57
                              12.63
                              12.63
                              12.65
                              12.77
                              12.73
                              12.72
                              12.65
                              12.5699
                              12.58
                              12.68
                              12.67
                              12.71
                              12.63
                              12.65
                              12.67
                              12.77
                              12.76
                              12.65
                              12.68
                              12.75
                              12.8
                              12.75
                              12.75
                              12.77
                              12.82
                              12.77
                              12.79
                              12.82
                              12.83
                              12.68
                              12.64
                              12.48
                              12.43
                              12.29
                              12.25
                              12.18
                              12.1
                              12.13
                              12.12
                              12.08
                              12.06
                              12.12
                              12.13
                              12.14
                              12.12
                              12.17
                              12.17
                              12.17
                              12.18
                              12.14
                              12.1
                              12.09
                              12.19
                              12.14
                              12.18
                              12.09
                              12.09
                              12.07
                              12.15
                              12.1
                              12.15
                              12.01
                              12.02
                              11.96
                              11.98
                              11.96
                              12.03
                              11.95
                              12.03
                              12.16
                              12.23
                              12.09
                              12.17
                              12.14
                              12.16
                              12.15
                              12.1
                              11.99
                              11.97
                              11.96
                              11.91
                              11.89
                              11.85
                              11.79
                              11.8
                              11.88
                              11.9
                              11.87
                              11.77
                              11.84
                              11.92
                              11.95
                              11.91
                              12.03
                              11.96
                              11.97
                              12.05
                              12.03
                              12
                              12
                              11.91
                              11.9
                              12
                              12.01
                              12.1
                              12.23
                              12.31
                              12.33
                              12.35
                              12.36
                              12.41
                              12.48
                              12.47
                              12.44
                              12.46
                              12.45
                              12.42
                              12.4
                              12.45
                              12.38
                              12.34
                              12.44
                              12.5
                              12.47
                              12.53
                              12.55
                              12.57
                              12.57
                              12.58
                              12.52
                              12.58
                              12.62
                              12.6
                              12.63
                              12.71
                              12.65
                              12.56
                              12.59
                              12.62
                              12.63
                              12.7
                              12.61
                              12.63
                              12.66
                              12.62
                              12.65
                              12.6
                              12.6099
                              12.69
                              12.65
                              12.69
                              12.73
                              12.73
                              12.77
                              12.77
                              12.75
                              12.87
                              12.8232
                              12.78
                              12.77
                              12.75
                              12.82
                              12.66
                              12.7399
                              12.61
                              12.58
                              12.54
                              12.65
                              12.65
                              12.63
                              12.65
                              12.74
                              12.75
                              12.71
                              12.74
                              12.74
10/31/06                      12.8


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.80
------------------------------------
Common Share
Net Asset Value               $13.69
------------------------------------
Premium/(Discount) to NAV     -6.50%
------------------------------------
Market Yield                   5.11%
------------------------------------
Taxable-Equivalent Yield1      7.10%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $591,941
------------------------------------
Average Effective Maturity
on Securities (Years)          16.55
------------------------------------
Leverage-Adjusted Duration      8.75
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/19/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.89%         7.72%
------------------------------------
5-Year          5.04%         5.43%
------------------------------------
10-Year         6.51%         5.79%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          11.2%
------------------------------------
Illinois                        9.3%
------------------------------------
New York                        7.0%
------------------------------------
Washington                      6.4%
------------------------------------
California                      6.3%
------------------------------------
Indiana                         5.8%
------------------------------------
Michigan                        4.6%
------------------------------------
Colorado                        3.9%
------------------------------------
Florida                         3.3%
------------------------------------
Utah                            3.3%
------------------------------------
Nevada                          2.8%
------------------------------------
South Carolina                  2.7%
------------------------------------
District of Columbia            2.7%
------------------------------------
New Jersey                      2.6%
------------------------------------
Louisiana                       2.5%
------------------------------------
Rhode Island                    2.3%
------------------------------------
Alabama                         2.1%
------------------------------------
Puerto Rico                     2.0%
------------------------------------
Other                          19.2%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                17.5%
------------------------------------
Tax Obligation/Limited         16.0%
------------------------------------
Tax Obligation/General         14.7%
------------------------------------
Health Care                    12.4%
------------------------------------
Utilities                      11.2%
------------------------------------
Transportation                  7.9%
------------------------------------
Consumer Staples                5.6%
------------------------------------
Water and Sewer                 5.2%
------------------------------------
Other                           9.5%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                        Shareholder
                              MEETING REPORT

The Annual Shareholder Meeting was held on August 1, 2006, at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675.

                                                   NPI                              NPM                              NPT
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                          Common and                      Common and                       Common and
                                       MuniPreferred   MuniPreferred   MuniPreferred    MuniPreferred   MuniPreferred  MuniPreferred
                                       shares voting   shares voting   shares voting    shares voting   shares voting  shares voting
                                            together        together        together         together        together       together
                                          as a class      as a class      as a class       as a class      as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
      For                                 56,043,540              --      36,750,845               --      37,796,601             --
      Withhold                               515,753              --         596,133               --         328,942             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               56,559,293              --      37,346,978               --      38,125,543             --
====================================================================================================================================
Lawrence H. Brown
      For                                 56,045,217              --      36,752,989               --      37,792,784             --
      Withhold                               514,076              --         593,989               --         332,759             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               56,559,293              --      37,346,978               --      38,125,543             --
====================================================================================================================================
Jack B. Evans
      For                                 56,047,325              --      36,751,545               --      37,797,886             --
      Withhold                               511,968              --         595,433               --         327,657             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               56,559,293              --      37,346,978               --      38,125,543             --
====================================================================================================================================
William C. Hunter
      For                                 56,050,455              --      36,743,337               --      37,797,517             --
      Withhold                               508,838              --         603,641               --         328,026             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               56,559,293              --      37,346,978               --      38,125,543             --
====================================================================================================================================
David J. Kundert
      For                                 56,055,634              --      36,750,845               --      37,802,396             --
      Withhold                               503,659              --         596,133               --         323,147             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               56,559,293              --      37,346,978               --      38,125,543             --
====================================================================================================================================
William J. Schneider
      For                                         --          17,804              --           13,081              --         12,441
      Withhold                                    --              89              --               17              --             25
------------------------------------------------------------------------------------------------------------------------------------
      Total                                       --          17,893              --           13,098              --         12,466
====================================================================================================================================
Timothy R. Schwertfeger
      For                                         --          17,804              --           13,081              --         12,441
      Withhold                                    --              89              --               17              --             25
------------------------------------------------------------------------------------------------------------------------------------
      Total                                       --          17,893              --           13,098              --         12,466
====================================================================================================================================
Judith M. Stockdale
      For                                 56,041,118              --      36,751,353               --      37,804,517             --
      Withhold                               518,175              --         595,625               --         321,026             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               56,559,293              --      37,346,978               --      38,125,543             --
====================================================================================================================================
Eugene S. Sunshine
      For                                 56,048,390              --      36,749,437               --      37,796,397             --
      Withhold                               510,903              --         597,541               --         329,146             --
------------------------------------------------------------------------------------------------------------------------------------
      Total                               56,559,293              --      37,346,978               --      38,125,543             --
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. (the "Funds") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 14, 2006

                        Nuveen Premium Income Municipal Fund, Inc. (NPI)
                        Portfolio of
                                INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.1% (1.4% OF TOTAL INVESTMENTS)

$       4,050   Alabama 21st Century Authority, Tobacco Settlement Revenue            6/10 at 102.00          A-     $    4,343,504
                 Bonds, Series 2000, 6.125%, 12/01/16

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        6,000    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1          6,356,220
        1,300    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1          1,333,722

        2,190   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB          2,256,948
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

        5,020   DCH Health Care Authority, Alabama, Healthcare Facilities             6/12 at 101.00          A+          5,303,981
                 Revenue Bonds, Series 2002, 5.250%, 6/01/18

        1,000   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00      A3 (4)          1,100,350
                 Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C,
                 5.250%, 11/15/29 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
       19,560   Total Alabama                                                                                            20,694,725
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 2.8% (1.9% OF TOTAL INVESTMENTS)

                Anchorage, Alaska, General Obligation Refunding Bonds,
                Series 2003A:
        2,000    5.250%, 9/01/17 - FGIC Insured                                       9/13 at 100.00         AAA          2,178,640
        2,035    5.250%, 9/01/18 - FGIC Insured                                       9/13 at 100.00         AAA          2,214,202

        5,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         AAA          5,475,800
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31
                 (Pre-refunded 6/01/10)

       17,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/14 at 100.00        Baa3         17,803,100
                 Settlement Asset-Backed Bonds, Series 2006A,
                 5.000%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
       26,535   Total Alaska                                                                                             27,671,742
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          500    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            529,215
          660    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            698,062

        4,820   Pima County Industrial Development Authority, Arizona, Lease          1/07 at 100.50         AAA          4,838,075
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

        4,130   University of Arizona, Certificates of Participation, Series 2002B,   6/12 at 100.00         AAA          4,403,902
                 5.125%, 6/01/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,110   Total Arizona                                                                                            10,469,254
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

          480   Paragould, Arkansas, Water, Sewer and Electric Revenue Bonds,        12/10 at 100.00         AAA            518,083
                 Series 2000, 5.650%, 12/01/25 (Pre-refunded 12/01/10) -
                 AMBAC Insured

        5,245   University of Arkansas, Fayetteville, Athletic Facilities Revenue     9/09 at 100.00         Aaa          5,432,404
                 Bonds, Razorback Stadium, Series 1999, 5.050%, 9/15/20 -
                 AMBAC Insured

        2,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB          2,070,940
                 Washington Regional Medical Center, Series 2005B,
                 5.000%, 2/01/25

------------------------------------------------------------------------------------------------------------------------------------
        7,725   Total Arkansas                                                                                            8,021,427
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 19.3% (12.6% OF TOTAL INVESTMENTS)

        1,275   Acalanes Union High School District, Contra Costa County,             8/15 at 100.00         AAA          1,365,844
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/24 - FGIC Insured

        9,200   Alameda Corridor Transportation Authority, California,                  No Opt. Call         AAA          5,110,048
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/20 - AMBAC Insured


                                       15

                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       4,000   California Department of Water Resources, Power Supply                5/12 at 101.00         Aaa     $    4,532,640
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/15 (Pre-refunded
                 5/01/12)

        2,000   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         Aaa          2,127,860
                 Occidental College, Series 2005A, 5.000%, 10/01/30 -
                 MBIA Insured

        7,200   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         AA+          7,461,936
                 University of Southern California, Series 2005, 4.750%, 10/01/28

        1,500   California Educational Facilities Authority, Revenue Bonds,          11/15 at 100.00          A2          1,577,115
                 University of the Pacific, Series 2006, 5.000%, 11/01/30

                California Health Facilities Financing Authority, Health Facility
                Revenue Bonds, Adventist Health System/West, Series 2003A:
        3,700    5.000%, 3/01/28                                                      3/13 at 100.00           A          3,818,252
        7,000    5.000%, 3/01/33                                                      3/13 at 100.00           A          7,196,420

        5,425   California Health Facilities Financing Authority, Health Facility       No Opt. Call           A          5,736,395
                 Revenue Bonds, Catholic Healthcare West, Series 2004I,
                 4.950%, 7/01/26 (Mandatory put 7/01/14)

        9,560   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3         10,009,224
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        8,570   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          8,942,452
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

       11,395   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call           A         12,445,163
                 Department of Corrections, Series 1993E, 5.500%, 6/01/15

       23,725   California State Public Works Board, Lease Revenue Refunding         12/06 at 100.00         Aa2         23,745,402
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/21

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
        1,640    5.250%, 7/01/30                                                      7/15 at 100.00        BBB+          1,733,398
        2,730    5.000%, 7/01/39                                                      7/15 at 100.00        BBB+          2,805,184

        4,000   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA+          4,431,480
                 5.250%, 7/01/14

                California, General Obligation Bonds, Series 2004:
        2,000    5.125%, 2/01/25                                                      2/14 at 100.00          A+          2,131,840
       10,000    5.125%, 2/01/26                                                      2/14 at 100.00          A+         10,646,300

        3,575   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          3,891,709
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        4,890   Clovis Unified School District, Fresno County, California, General      No Opt. Call         AAA          2,058,152
                 Obligation Bonds, Series 2006B, 0.000%, 8/01/26 -
                 MBIA Insured

        5,000   Kern Community College District, California, General Obligation         No Opt. Call         AAA          2,281,800
                 Bonds, Series 2006, 0.000%, 11/01/24 - FSA Insured

        5,470   Los Angeles Harbors Department, California, Revenue Bonds,            8/16 at 102.00         AAA          5,882,766
                 Series 2006A, 5.000%, 8/01/22 - FGIC Insured (Alternative
                 Minimum Tax)

        1,065   Martinez, California, Home Mortgage Revenue Bonds,                      No Opt. Call         AAA          1,415,790
                 Series 1983A, 10.750%, 2/01/16 (ETM)

       19,425   Pomona, California, GNMA/FNMA Collateralized Securities                 No Opt. Call         AAA         25,425,575
                 Program Single Family Mortgage Revenue Bonds, Series 1990A,
                 7.600%, 5/01/23 (ETM)

        5,000   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          5,573,250
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26

        2,000   Redwood City School District, San Mateo County, California,           7/12 at 100.00         AAA          2,103,100
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                 FGIC Insured

        3,700   Sacramento Municipal Utility District, California, Electric           8/13 at 100.00         AAA          3,942,757
                 Revenue Bonds, Series 2003R, 5.000%, 8/15/22 -
                 MBIA Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          400    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            416,628
          445    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            461,563

        3,500   San Diego Unified Port District, California, Revenue Bonds,           9/14 at 100.00         AAA          3,686,270
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured


                                       16

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       4,700   San Diego Unified School District, San Diego County,                  7/15 at 100.00         AAA     $    5,003,902
                 California, General Obligation Bonds, Series 2005G,
                 5.000%, 7/01/29 - FSA Insured

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
       10,000    0.000%, 1/15/31 - MBIA Insured                                         No Opt. Call         AAA          3,405,600
       24,025    0.000%, 1/15/36 - MBIA Insured                                         No Opt. Call         AAA          6,401,702

------------------------------------------------------------------------------------------------------------------------------------
      208,115   Total California                                                                                        187,767,517
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.0% (3.3% OF TOTAL INVESTMENTS)

        2,500   Centennial Water and Sanitation District, Colorado, Water            12/14 at 100.00         AAA          2,686,325
                 and Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 -
                 FGIC Insured

          690   Colorado Educational and Cultural Facilities Authority, Charter       9/15 at 100.00         AAA            749,989
                 School Revenue Bonds, Bromley School, Series 2005,
                 5.125%, 9/15/20 - XLCA Insured

        2,125   Colorado Health Facilities Authority, Revenue Bonds,                  6/16 at 100.00          A-          2,200,204
                 Evangelical Lutheran Good Samaritan Society, Series 2005,
                 5.000%, 6/01/29

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Parkview         9/14 at 100.00          A3          1,028,480
                 Medical Center, Series 2004, 5.000%, 9/01/25

          800   Colorado Health Facilities Authority, Revenue Bonds, Poudre           3/15 at 100.00        BBB+            827,496
                 Valley Health Care, Series 2005F, 5.000%, 3/01/25

          290   Colorado Housing Finance Authority, Single Family Program             5/07 at 105.00         Aa2            294,460
                 Senior Bonds, Series 1997B-2, 7.000%, 5/01/26 (Alternative
                 Minimum Tax)

          230   Colorado Housing Finance Authority, Single Family Program            11/07 at 105.00         Aa2            230,334
                 Senior Bonds, Series 1997C-2, 6.875%, 11/01/28 (Alternative
                 Minimum Tax)

          660   Colorado Housing Finance Authority, Single Family Program             4/10 at 105.00          AA            672,494
                 Senior Bonds, Series 2000B-2, 7.250%, 10/01/31 (Alternative
                 Minimum Tax)

        9,450   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+         10,661,584
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        8,315   Denver City and County, Colorado, Special Facilities Airport          4/07 at 100.00         N/R          8,571,102
                 Revenue Bonds, United Air Lines Corporation, Series 1992A,
                 6.875%, 10/01/32 (Alternative Minimum Tax) (5)

       19,810   Denver, Colorado, Excise Tax Revenue Bonds, Convention                3/11 at 100.00         AAA         21,352,008
                 Center, Series 2001A, 5.500%, 9/01/18 (Pre-refunded 3/01/11) -
                 FSA Insured

           68   El Paso County, Colorado, FNMA Mortgage-Backed Single                   No Opt. Call         Aaa             70,596
                 Family Revenue Refunding Bonds, Series 1992A-2,
                 8.750%, 6/01/11

------------------------------------------------------------------------------------------------------------------------------------
       45,938   Total Colorado                                                                                           49,345,072
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,930   Connecticut, General Obligation Bonds, Series 2001C,                    No Opt. Call          AA          2,213,266
                 5.500%, 12/15/16

        2,310   Greater New Haven Water Pollution Control Authority,                 11/15 at 100.00         AAA          2,464,770
                 Connecticut, Regional Wastewater System Revenue Bonds,
                 Series 2005A, 5.000%, 11/15/30 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,240   Total Connecticut                                                                                         4,678,036
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 4.4% (2.9% OF TOTAL INVESTMENTS)

        8,225   District of Columbia Housing Finance Agency, GNMA                    12/06 at 101.00         AAA          8,408,829
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)

        9,505   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call         AAA         11,487,553
                 6.000%, 6/01/20 - MBIA Insured

       10,350   District of Columbia, Revenue Bonds, Association of American          8/07 at 102.00         AAA         10,674,162
                 Medical Colleges, Series 1997A, 5.375%, 2/15/27 -
                 AMBAC Insured

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       14,105    0.000%, 4/01/24 - MBIA Insured                                        4/11 at 47.66         AAA          5,541,572
        7,625    0.000%, 4/01/25 - MBIA Insured                                        4/11 at 44.82         AAA          2,817,666
       16,665    0.000%, 4/01/32 - MBIA Insured                                        4/11 at 29.23         AAA          4,033,763

------------------------------------------------------------------------------------------------------------------------------------
       66,475   Total District of Columbia                                                                               42,963,545
------------------------------------------------------------------------------------------------------------------------------------


                                       17

                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.0% (1.9% OF TOTAL INVESTMENTS)

$       4,225   Brevard County Health Facilities Authority, Florida, Revenue          4/16 at 100.00           A     $    4,430,208
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        8,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,      10/13 at 100.00         AAA          8,678,800
                 Tampa International Airport, Series 2003A, 5.375%, 10/01/16 -
                 MBIA Insured (Alternative Minimum Tax)

        5,400   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          5,945,022
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00      A+ (4)          5,568,750
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        1,785   Tallahassee, Florida, Energy System Revenue Bonds,                   10/15 at 100.00         AAA          1,895,010
                 Series 2005, 5.000%, 10/01/28 - MBIA Insured

        2,375   Volusia County School Board, Florida, Certificates of Participation,  8/15 at 100.00         Aaa          2,536,999
                 Series 2005B, 5.000%, 8/01/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,785   Total Florida                                                                                            29,054,789
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.8% (1.2% OF TOTAL INVESTMENTS)

        2,625   Fulton County Development Authority, Georgia, Revenue Bonds,          5/14 at 100.00         AAA          2,860,646
                 Georgia Tech Molecular Science Building, Series 2004,
                 5.250%, 5/01/24 - MBIA Insured

        6,025   Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding          1/14 at 100.00         AAA          6,542,668
                 Certificates, Series 2003, 5.250%, 1/01/20 - FSA Insured

        4,845   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales            No Opt. Call         AAA          5,783,380
                 Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                 AMBAC Insured

        2,715   Savannah Housing Authority, Georgia, GNMA Collateralized              5/08 at 103.00         Aaa          2,847,465
                 Mortgage Revenue Refunding Bonds, Plantation Oak Project,
                 Series 2000, 6.350%, 11/20/39

------------------------------------------------------------------------------------------------------------------------------------
       16,210   Total Georgia                                                                                            18,034,159
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.1% (0.7% OF TOTAL INVESTMENTS)

       10,000   Hawaii, General Obligation Bonds, Series 2003DA,                      9/13 at 100.00         AAA         10,880,600
                 5.250%, 9/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.6% (0.5% OF TOTAL INVESTMENTS)

        5,000   Boise City, Idaho, Airport Revenue Certificates of Participation,     9/10 at 100.00         Aaa          5,264,700
                 Series 2000, 5.500%, 9/01/25 - FGIC Insured (Alternative
                 Minimum Tax)

          685   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-            720,134
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
        5,685   Total Idaho                                                                                               5,984,834
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 9.0% (5.9% OF TOTAL INVESTMENTS)

        9,220   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          9,539,289
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 - AMBAC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        8,890    0.000%, 12/01/16 - FGIC Insured                                        No Opt. Call         AAA          5,928,297
       10,000    0.000%, 12/01/20 - FGIC Insured                                        No Opt. Call         AAA          5,507,900
        9,900    0.000%, 12/01/24 - FGIC Insured                                        No Opt. Call         AAA          4,498,461

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
       15,000    0.000%, 12/01/21 - FGIC Insured                                        No Opt. Call         AAA          7,872,600
       10,000    0.000%, 12/01/23 - FGIC Insured                                        No Opt. Call         AAA          4,762,300

           90   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             3/07 at 104.00         Aaa             92,394
                 Mortgage Revenue Bonds, Series 1996A, 7.000%, 9/01/27
                 (Alternative Minimum Tax)

          280   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             9/07 at 105.00         Aaa            287,762
                 Mortgage Revenue Bonds, Series 1997B, 6.950%, 9/01/28
                 (Alternative Minimum Tax)

        8,740   Illinois Development Finance Authority, Pollution Control             2/07 at 100.00         AAA          8,864,458
                 Revenue Refunding Bonds, Illinois Power Company,
                 Series 1994A, 5.700%, 2/01/24 - MBIA Insured


                                       18

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
$       1,050    5.250%, 11/15/22                                                     5/14 at 100.00           A     $    1,111,898
        3,000    5.250%, 11/15/23                                                     5/14 at 100.00           A          3,168,930

          985   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-          1,013,969
                 Series 2006, 5.125%, 1/01/25

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          1,044,290
                 Medical Center, Series 2002, 5.500%, 5/15/32

        9,820   Illinois Health Facilities Authority, Revenue Bonds, Sherman          8/07 at 101.00         AAA         10,014,731
                 Health Systems, Series 1997, 5.250%, 8/01/27 -
                 AMBAC Insured

       10,040   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          7,148,279
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 0.000%, 6/15/15 - FGIC Insured

        9,200   Metropolitan Pier and Exposition Authority, Illinois, Revenue        12/09 at 101.00         AAA          9,757,336
                 Bonds, McCormick Place Expansion Project, Series 1999A,
                 5.500%, 12/15/24 - FGIC Insured

        3,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          4,034,640
                 Bonds, McCormick Place Hospitality Facility, Series 1996A,
                 7.000%, 7/01/26 (ETM)

        3,000   Upper Illinois River Valley Development Authority, Healthcare        12/11 at 101.00        BBB+          3,322,830
                 Facilities Revenue Bonds, Morris Hospital, Series 2001,
                 6.625%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
      113,215   Total Illinois                                                                                           87,970,364
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        2,005   Hamilton County Public Building Corporation, Indiana, First           8/14 at 100.00         AAA          2,127,064
                 Mortgage Bonds, Series 2004, 5.000%, 8/01/22 - FSA Insured

        7,965   Wawasee Community School Corporation, Indiana, First                  1/12 at 101.00      AA (4)          8,853,814
                 Mortgage Bonds, New Elementary and Remodeling Building
                 Corporation, Series 2000, 5.750%, 1/15/20 (Pre-refunded 1/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        9,970   Total Indiana                                                                                            10,980,878
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.1% (1.4% OF TOTAL INVESTMENTS)

                Des Moines, Iowa, General Obligation Bonds, Series 2000D:
        1,215    5.750%, 6/01/17 - MBIA Insured                                       6/08 at 100.00         AAA          1,254,342
        1,410    5.800%, 6/01/18 - MBIA Insured                                       6/08 at 100.00         AAA          1,456,290

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          2,140,300
                 Medical Center, Series 2000, 6.250%, 7/01/25

        4,125   Iowa Finance Authority, Industrial Remarketed Revenue                   No Opt. Call         AAA          5,117,681
                 Refunding Bonds, Urbandale Hotel Corporation, Series 1989A,
                 8.500%, 8/01/16 (Alternative Minimum Tax) (ETM)

       10,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB         10,541,200
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
       18,750   Total Iowa                                                                                               20,509,813
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

        6,000   Kansas Department of Transportation, Highway Revenue                  3/14 at 100.00         AAA          6,411,180
                 Bonds, Series 2004A, 5.000%, 3/01/21

        1,560   Sedgwick and Shawnee Counties, Kansas, GNMA                           6/08 at 105.00         Aaa          1,585,974
                 Mortgage-Backed Securities Program Single Family Revenue
                 Bonds, Series 1998A-1, 6.500%, 12/01/22 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,560   Total Kansas                                                                                              7,997,154
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,770   Kentucky Turnpike Authority, Economic Development Road                7/15 at 100.00         AAA          4,027,943
                 Revenue Bonds, Revitalization Project, Series 2005B,
                 5.000%, 7/01/24 - AMBAC Insured

                Marshall County School District Finance Corporation, Kentucky,
                School Building Revenue Bonds, Series 2004:
        1,210    5.000%, 6/01/19 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,298,342
        1,270    5.000%, 6/01/20 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,360,475
        1,335    5.000%, 6/01/21 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,425,593

------------------------------------------------------------------------------------------------------------------------------------
        7,585   Total Kentucky                                                                                            8,112,353
------------------------------------------------------------------------------------------------------------------------------------


                                       19

                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.6% (1.7% OF TOTAL INVESTMENTS)

$       2,915   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA     $    3,115,785
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/19 - AMBAC Insured

          300   Louisiana Housing Finance Agency, Single Family Mortgage              9/09 at 101.00         Aaa            309,189
                 Revenue Bonds, Series 2000A, 7.450%, 12/01/31 (Alternative
                 Minimum Tax)

        6,680   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB          8,349,332
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                 11.000%, 2/01/14

        2,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          2,118,920
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

        2,380   Louisiana State, Gas Tax Revenue Bonds, Series 2006,                  5/16 at 100.00         AAA          2,361,436
                 4.500%, 5/01/41 (WI/DD, Settling 11/02/06) - FGIC Insured

        2,575   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         AAA          2,514,797
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling
                 11/02/06) - FGIC Insured (IF)

          310   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         AAA            337,602
                 Residuals 661, 6.597%, 5/01/39 (WI/DD, Settling 11/02/06) -
                 FSA Insured (IF)

                Louisiana, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
        1,200    5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00         AAA          1,274,640
        2,210    5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00         AAA          2,344,213
        2,500    5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00         AAA          2,651,825

------------------------------------------------------------------------------------------------------------------------------------
       23,070   Total Louisiana                                                                                          25,377,739
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.0% (0.7% OF TOTAL INVESTMENTS)

        2,200   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00         AAA          2,416,942
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/27 -
                 XLCA Insured

        3,560   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA          3,661,282
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 4.750%, 7/01/36 (WI/DD, Settling 11/16/06) - MBIA Insured

        3,600   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          3,757,860
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,360   Total Maryland                                                                                            9,836,084
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.9% (2.5% OF TOTAL INVESTMENTS)

        2,100   Massachusetts Bay Transportation Authority, Assessment                7/10 at 100.00         AAA          2,206,134
                 Bonds, Series 2000A, 5.250%, 7/01/30

        7,900   Massachusetts Bay Transportation Authority, Assessment                7/10 at 100.00         AAA          8,358,911
                 Bonds, Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10)

        4,770   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00         BBB          4,872,317
                 Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

        8,505   Massachusetts Housing Finance Agency, Rental Housing                  1/11 at 100.00         AAA          8,837,035
                 Mortgage Revenue Bonds, Series 2001A, 5.850%, 7/01/35 -
                 AMBAC Insured (Alternative Minimum Tax)

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,938,085
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

        5,960   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA          6,608,150
                 Bonds, Series 2005A, 5.250%, 8/01/25 - MBIA Insured

        3,820   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          4,190,807
                 Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       35,880   Total Massachusetts                                                                                      38,011,439
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 3.9% (2.5% OF TOTAL INVESTMENTS)

                Detroit, Michigan, General Obligation Bonds, Series 2003A:
        3,565    5.250%, 4/01/22 - XLCA Insured                                       4/13 at 100.00         AAA          3,815,905
        1,275    5.250%, 4/01/23 - XLCA Insured                                       4/13 at 100.00         AAA          1,361,024

        3,930   Hudsonville Public Schools, Ottawa and Allegan Counties,              5/08 at 100.00         AAA          4,006,321
                 Michigan, Unlimited Tax General Obligation School Building
                 and Site Refunding Bonds, Series 1997, 5.150%, 5/01/22 -
                 FGIC Insured


                                       20

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       3,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB     $    3,319,800
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        6,600   Michigan Housing Development Authority, Limited Obligation            7/07 at 102.00         AAA          6,758,862
                 Multifamily Mortgage Revenue Refunding Bonds, Forest Hills
                 Regency Square Project, Series 1999A, 5.750%, 7/01/29

       10,000   Michigan State Building Authority, Revenue Refunding Bonds,          10/13 at 100.00         AAA         10,651,800
                 Facilities Program, Series 2003II, 5.000%, 10/15/23 -
                 MBIA Insured

          850   Monroe County Hospital Finance Authority, Michigan, Mercy             6/16 at 100.00        BBB-            901,340
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.500%, 6/01/35

        6,390   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/12 at 100.00         AAA          6,922,543
                 Metropolitan Airport, Series 2002D, 5.500%, 12/01/19 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       35,610   Total Michigan                                                                                           37,737,595
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 5.3% (3.5% OF TOTAL INVESTMENTS)

       13,650   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A         13,962,858
                 Allete Inc., Series 2004, 4.950%, 7/01/22

        2,000   Duluth Economic Development Authority, Minnesota,                     2/14 at 100.00          A-          2,135,760
                 Healthcare Facilities Revenue Bonds, Benedictine Health
                 System - St. Mary's Duluth Clinic, Series 2004, 5.375%, 2/15/22

                Eden Prairie, Minnesota, GNMA Collateralized Multifamily
                Housing Revenue Bonds, Rolling Hills Project, Series 2001A:
        1,000    6.150%, 8/20/31                                                      8/11 at 105.00         Aa2          1,090,410
        2,000    6.200%, 2/20/43                                                      8/11 at 105.00         Aa2          2,173,080

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/08 at 101.00         AAA          3,065,460
                 Minnesota, Airport Revenue Bonds, Series 1998A,
                 5.000%, 1/01/22 - AMBAC Insured

           90   Minnesota Agricultural and Economic Development Board,               11/07 at 102.00         AAA             93,567
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 1997A, 5.750%, 11/15/26 -
                 MBIA Insured

        1,335   Minnesota Higher Education Facilities Authority, Revenue              4/16 at 100.00          A2          1,423,203
                 Bonds, University of St. Thomas, Series 2006-6I, 5.000%, 4/01/23

          700   Minnesota Higher Education Facilities Authority, St. John's          10/15 at 100.00          A2            747,978
                 University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/22

        1,500   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,604,565
                 Series 2004A, 5.250%, 10/01/24

        1,665   Rochester, Minnesota, Health Care Facilities Revenue Bonds,           5/16 at 100.00          AA          1,756,042
                 Series 2006, 5.000%, 11/15/36

        1,545   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3          1,727,078
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

       17,945   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 103.00         AAA         22,303,839
                 Sales Tax Revenue Refunding Bonds, Civic Center Project,
                 Series 1996, 7.100%, 11/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       46,430   Total Minnesota                                                                                          52,083,840
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.8% (0.5% OF TOTAL INVESTMENTS)

        4,275   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          4,383,329
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24

        3,045   Mississippi State University Educational Building Corporation,        8/15 at 100.00         AAA          3,220,514
                 Revenue Bonds, Residence Hall and Campus Improvement
                 Project, Series 2005, 5.000%, 8/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,320   Total Mississippi                                                                                         7,603,843
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 2.4% (1.5% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R          2,095,560
                 Revenue Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.250%, 2/01/24

          500   Hannibal Industrial Development Authority, Missouri,                  3/16 at 100.00        BBB+            521,950
                 Health Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
        1,565    6.000%, 6/01/20                                                        No Opt. Call        BBB+          1,825,228
        1,260    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+          1,294,007


                                       21


                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (continued)

$       1,500   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA     $    1,599,360
                 Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21 -
                 AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        1,500    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00         AAA          1,620,045
        4,150    5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00         AAA          4,472,953

          560   Missouri Housing Development Commission, GNMA/FNMA                    3/07 at 105.00         AAA            569,486
                 Single Family Mortgage Revenue Bonds, Homeownership Loan
                 Program, Series 1996C, 7.450%, 9/01/27 (Alternative
                 Minimum Tax)

        3,085   Missouri Housing Development Commission, Single Family                3/09 at 103.00         AAA          3,105,731
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1999B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

        5,810   St. Charles County Francis Howell School District, Missouri,            No Opt. Call         AAA          6,003,822
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,930   Total Missouri                                                                                           23,108,142
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.8% (0.5% OF TOTAL INVESTMENTS)

        2,420   Omaha Public Power District, Nebraska, Electric System Revenue        2/17 at 100.00         AAA          2,818,138
                 Bonds, Nebraska City 2, Series 2006A, Residuals 1508-2,
                 7.530%, 2/01/49 (WI/DD, Settling 11/02/06) - AMBAC
                 Insured (IF)

        4,410   University of Nebraska, Lincoln, Student Fees and Facilities         11/13 at 100.00         Aa2          4,597,072
                 Revenue Bonds, Series 2003B, 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
        6,830   Total Nebraska                                                                                            7,415,210
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.3% (2.8% OF TOTAL INVESTMENTS)

       10,410   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,417,584
                 Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) -
                 MBIA Insured

       15,000   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA         16,072,650
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.250%, 6/01/26 (Pre-refunded 6/01/11) - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        6,425    0.000%, 1/01/29 - AMBAC Insured                                        No Opt. Call         AAA          2,385,538
       12,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         12,507,240

------------------------------------------------------------------------------------------------------------------------------------
       43,835   Total Nevada                                                                                             42,383,012
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.0% (0.0% OF TOTAL INVESTMENTS)

          480   New Hampshire Housing Finance Authority, Single Family                1/07 at 102.00         Aa2            486,898
                 Mortgage Acquisition Revenue Bonds, Series 1996B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 8.9% (5.9% OF TOTAL INVESTMENTS)

       10,150   Delaware River Port Authority, Pennsylvania and New Jersey,           1/10 at 100.00         AAA         10,740,730
                 Revenue Bonds, Port District Project, Series 1999B,
                 5.625%, 1/01/26 - FSA Insured

        8,000   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa          8,712,080
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25
                 (Pre-refunded 10/01/10) - FGIC Insured

        2,380   Essex County, New Jersey, General Obligation Bonds,                   5/15 at 100.00         Aaa          2,545,648
                 Series 2005A, 5.000%, 5/01/25 - MBIA Insured

          500   Middlesex County Improvement Authority, New Jersey, Senior              No Opt. Call        Baa3            510,555
                 Revenue Bonds, Heldrich Center Hotel/Conference Center
                 Project, Series 2005A, 5.000%, 1/01/15

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        3,655    5.250%, 9/01/24                                                      9/15 at 100.00         AA-          3,979,199
        2,000    5.250%, 9/01/26                                                      9/15 at 100.00         AA-          2,169,660

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/15 at 100.00         AAA          1,607,160
                 Princeton University, Series 2005A, 5.000%, 7/01/30

        5,315   New Jersey Housing and Mortgage Finance Agency,                      10/07 at 101.50         AAA          5,445,218
                 Home Buyer Program Revenue Bonds, Series 1997U,
                 5.850%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)


                                       22


    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
$       5,000    5.500%, 6/15/19 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA     $    5,554,150
        5,410    5.500%, 6/15/20 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA          6,009,590
        9,250    5.500%, 6/15/23 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA         10,275,178

        3,850   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          4,354,119
                 System Bonds, Series 2006A, 5.250%, 12/15/20

                New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
        3,915    6.000%, 1/01/14 - MBIA Insured (ETM)                                   No Opt. Call         AAA          4,494,342
        7,585    6.000%, 1/01/14 - MBIA Insured (ETM)                                   No Opt. Call         AAA          8,707,428

        2,500   New Jersey Turnpike Authority, Revenue Bonds,                         7/13 at 100.00         AAA          2,674,325
                 Series 2003A, 5.000%, 1/01/19 - FGIC Insured

        9,130   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          9,711,216
                 5.000%, 1/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       80,140   Total New Jersey                                                                                         87,490,598
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

          765   New Mexico Mortgage Finance Authority, Single Family                  3/10 at 102.50         AAA            769,674
                 Mortgage Program Bonds, Series 2000D-2, 6.850%, 9/01/31
                 (Alternative Minimum Tax)

        5,585   Santa Fe County, New Mexico, Correctional System Gross                  No Opt. Call         AAA          6,800,519
                 Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,350   Total New Mexico                                                                                          7,570,193
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 19.5% (12.7% OF TOTAL INVESTMENTS)

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2004A:
        1,025    5.250%, 7/01/20                                                      7/14 at 100.00          A+          1,111,992
        1,000    5.250%, 7/01/22                                                      7/14 at 100.00          A+          1,081,430
          500    5.250%, 7/01/24                                                      7/14 at 100.00          A+            538,665

        1,995   Dormitory Authority of the State of New York, State and Local         7/14 at 100.00         AA-          2,164,316
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2004B, 5.250%, 7/01/20

        2,335   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA          2,491,935
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured

        6,000   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         Aa3          6,987,540
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

       13,580   Long Island Power Authority, New York, Electric System General        6/08 at 101.00      A- (4)         14,069,966
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26
                 (Pre-refunded 6/01/08)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        7,000    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          7,526,470
        5,000    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          5,363,750

        4,500   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00         AAA          4,797,990
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 -
                 AMBAC Insured

        7,400   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00           A          7,821,356
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        3,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          3,235,320
                 Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 -
                 FGIC Insured

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, United Jewish Appeal - Federation of
                Jewish Philanthropies of New York Inc., Series 2004A:
        2,185    5.250%, 7/01/20                                                      7/14 at 100.00         Aa2          2,378,722
        2,050    5.250%, 7/01/21                                                      7/14 at 100.00         Aa2          2,230,339
        2,420    5.250%, 7/01/22                                                      4/14 at 100.00         Aa2          2,633,734
        1,370    5.250%, 7/01/24                                                      4/14 at 100.00         Aa2          1,486,272

        4,250   New York City Municipal Water Finance Authority, New York,            6/16 at 100.00         AA+          4,525,315
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2006D, 5.000%, 6/15/29

        4,825   New York City Sales Tax Asset Receivable Corporation,                10/14 at 100.00         AAA          5,152,618
                 New York, Dedicated Revenue Bonds, Local Government
                 Assistance Corporation, Series 2004A, 5.000%, 10/15/24 -
                 MBIA Insured

       12,500   New York City, New York, General Obligation Bonds, Fiscal            10/13 at 100.00         AA-         13,444,250
                 Series 2003D, 5.250%, 10/15/22


                                       23

                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$         725   New York City, New York, General Obligation Bonds, Fiscal             6/13 at 100.00         AA-     $      788,467
                 Series 2003J, 5.500%, 6/01/23

        4,275   New York City, New York, General Obligation Bonds, Fiscal             6/13 at 100.00      A+ (4)          4,754,612
                 Series 2003J, 5.500%, 6/01/23 (Pre-refunded 6/01/13)

        6,000   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00         AA-          6,495,240
                 Series 2004C, 5.250%, 8/15/20

        7,960   New York City, New York, General Obligation Bonds, Fiscal             4/15 at 100.00         AA-          8,421,760
                 Series 2005M, 5.000%, 4/01/24

          650   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB            699,205
                 Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35

        1,350   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         AAA          1,497,056
                 Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35
                 (Pre-refunded 6/01/10)

                New York Dorm Authority, State Personal Income Tax Revenue
                Bonds, Education, Series 2006C:
        3,160    5.000%, 12/15/31 (WI/DD, Settling 11/16/06)                         12/16 at 100.00         AAA          3,392,197
        6,320    5.000%, 12/15/35 (WI/DD, Settling 11/16/06)                         12/16 at 100.00         AAA          6,762,716

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
        3,770    5.000%, 1/01/25 - FSA Insured                                        7/15 at 100.00         AAA          4,025,116
        5,980    5.000%, 1/01/26 - FSA Insured                                        7/15 at 100.00         AAA          6,375,637

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second Generation, Series 2005B:
        5,000    5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00         AAA          5,393,150
        2,000    5.000%, 4/01/22 - AMBAC Insured                                     10/15 at 100.00         AAA          2,151,020

        7,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          7,834,010
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

       14,000   New York State Urban Development Corporation, Service                 1/11 at 100.00         AA-         14,955,640
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        6,460   New York State Urban Development Corporation, State                   3/14 at 100.00         AAA          6,832,677
                 Personal Income Tax Revenue Bonds, Series 2004A-1,
                 5.000%, 3/15/26 - FGIC Insured

        2,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AAA          2,137,940
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/27 - XLCA Insured

        5,000   Port Authority of New York and New Jersey, Consolidated               3/14 at 101.00         AAA          5,302,600
                 Revenue Bonds, One Hundred Thirty-Fifth Series 2004,
                 5.000%, 9/15/28 - XLCA Insured

        2,720   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A          2,887,525
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

        9,515   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2         10,086,852
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/22

------------------------------------------------------------------------------------------------------------------------------------
      177,220   Total New York                                                                                          189,835,400
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Certificates of Participation,
                Governmental Facilities Projects, Series 2003G:
        5,785    5.250%, 6/01/22                                                      6/13 at 100.00         AA+          6,187,636
        3,475    5.250%, 6/01/23                                                      6/13 at 100.00         AA+          3,710,640

        1,000   Gaston County Industrial Facilities and Pollution Control             8/15 at 100.00         N/R          1,062,370
                 Financing Authority, North Carolina, National Gypsum
                 Company Project Exempt Facilities Revenue Bonds,
                 Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,260   Total North Carolina                                                                                     10,960,646
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        9,650   Dickinson, North Dakota, Health Care Facilities Revenue               2/10 at 102.00          AA         10,907,395
                 Bonds, BHS Long Term Care Inc., Series 1990,
                 7.625%, 2/15/20 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.3% (1.5% OF TOTAL INVESTMENTS)

        2,750   Cincinnati City School District, Hamilton County, Ohio,                 No Opt. Call         AAA          3,167,175
                 General Obligation Bonds, Series 2006, 5.250%, 12/01/22 -
                 FGIC Insured

        4,265   Franklin County, Ohio, Hospital Revenue and Improvement               5/11 at 101.00         Aaa          4,636,140
                 Bonds, Children's Hospital Project, Series 2001,
                 5.500%, 5/01/28 (Pre-refunded 5/01/11) - AMBAC Insured


                                       24

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)

$       1,785   Marysville, Ohio, Wastewater Treatment System First                  12/15 at 100.00         AAA     $    1,961,858
                 Mortgage Revenue Bonds, Series 2005, 5.000%, 12/01/24
                 (Pre-refunded 12/01/15) - MBIA Insured

        2,720   Ohio State University, General Receipts Bonds,                        6/13 at 100.00          AA          2,951,853
                 Series 2003B, 5.250%, 6/01/20

          665   Richland County, Ohio, Hospital Facilities Revenue Refunding         11/10 at 101.00          A-            722,044
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000A, 6.125%, 11/15/16

        1,335   Richland County, Ohio, Hospital Facilities Revenue Refunding         11/10 at 101.00     N/R (4)          1,470,342
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000A, 6.125%, 11/15/16 (Pre-refunded 11/15/10)

        7,000   Steubenville, Ohio, Hospital Facilities Revenue Refunding            10/10 at 100.00          A3          7,637,630
                 and Improvement Bonds, Trinity Health System, Series 2000,
                 6.500%, 10/01/30

------------------------------------------------------------------------------------------------------------------------------------
       20,520   Total Ohio                                                                                               22,547,042
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.6% (0.5% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital
                Revenue Bonds, Series 2005:
          500    5.375%, 9/01/29                                                      9/16 at 100.00        BBB-            530,340
        1,050    5.375%, 9/01/36                                                      9/16 at 100.00        BBB-          1,107,341

        3,500   Oklahoma Capitol Improvement Authority, State Facilities              7/15 at 100.00         AAA          3,739,470
                 Revenue Bonds, Series 2005F, 5.000%, 7/01/24 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,050   Total Oklahoma                                                                                            5,377,151
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.0% (0.6% OF TOTAL INVESTMENTS)

                Oregon Department of Administrative Services, Certificates of
                Participation, Series 2005A:
        2,060    5.000%, 5/01/24 - FSA Insured                                        5/15 at 100.00         AAA          2,189,656
        4,220    5.000%, 5/01/30 - FSA Insured                                        5/15 at 100.00         AAA          4,457,713

        2,500   Oregon State Department of Transportation, Highway User              11/14 at 100.00         AAA          2,685,500
                 Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21

------------------------------------------------------------------------------------------------------------------------------------
        8,780   Total Oregon                                                                                              9,332,869
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 4.5% (2.9% OF TOTAL INVESTMENTS)

        2,440   Chester County, Pennsylvania, General Obligation Bonds,               5/15 at 100.00         Aaa          2,606,798
                 Series 2005, 5.000%, 11/15/24

                Lancaster Higher Education Authority, Pennsylvania, Revenue
                Bonds, Franklin and Marshall College, Series 2003C:
        1,340    5.250%, 4/15/15                                                      4/13 at 100.00          A+          1,451,006
        1,960    5.250%, 4/15/17                                                      4/13 at 100.00          A+          2,113,056

        1,000   Pennsylvania State University, General Revenue Bonds,                 9/15 at 100.00          AA          1,064,930
                 Series 2005, 5.000%, 9/01/29

        2,625   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             6/16 at 100.00         AAA          2,818,121
                 Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                General Ordinance, Fifth Series 2004A-1:
        4,505    5.000%, 9/01/21 - FSA Insured                                        9/14 at 100.00         AAA          4,788,004
        4,735    5.000%, 9/01/22 - FSA Insured                                        9/14 at 100.00         AAA          5,022,699

        8,405   Philadelphia Redevelopment Authority, Pennsylvania,                   4/08 at 103.00         N/R          8,549,230
                 Multifamily Housing Mortgage Revenue Bonds, Cricket Court
                 Apartments, Series 1998A, 6.200%, 4/01/25 (Alternative
                 Minimum Tax)

       14,000   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA         15,129,800
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.250%, 6/01/24 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,010   Total Pennsylvania                                                                                       43,543,644
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          1,591,380
                 Series 2005RR, 5.000%, 7/01/30 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 6.6% (4.4% OF TOTAL INVESTMENTS)

        8,610   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A          9,142,098
                 Installment Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/24


                                       25

                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds,
                Series 2003:
$       5,090    5.250%, 12/01/18                                                    12/13 at 100.00         AA-     $    5,497,149
        3,595    5.250%, 12/01/20                                                    12/13 at 100.00         AA-          3,868,544
        1,865    5.250%, 12/01/21                                                    12/13 at 100.00         AA-          2,003,346

                Lexington County Health Service District, South Carolina,
                Hospital Revenue Bonds, Series 2004:
        1,805    6.000%, 5/01/19                                                      5/14 at 100.00           A          2,010,590
        2,400    5.500%, 5/01/24                                                      5/14 at 100.00           A          2,571,840

        1,655   South Carolina JOBS Economic Development Authority,                   8/13 at 100.00        BBB+          1,870,233
                 Hospital Refunding and Improvement Revenue Bonds,
                 Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34

       13,345   South Carolina JOBS Economic Development Authority,                   8/13 at 100.00    BBB+ (4)         15,469,524
                 Hospital Refunding and Improvement Revenue Bonds,
                 Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34
                 (Pre-refunded 8/01/13)

                Tobacco Settlement Revenue Management Authority,
                South Carolina, Tobacco Settlement Asset-Backed Bonds,
                Series 2001B:
        8,915    6.000%, 5/15/22                                                      5/11 at 101.00         BBB          9,526,926
        7,500    6.375%, 5/15/28                                                      5/11 at 101.00         BBB          8,141,925
        4,150    6.375%, 5/15/30                                                        No Opt. Call         BBB          4,851,350

------------------------------------------------------------------------------------------------------------------------------------
       58,930   Total South Carolina                                                                                     64,953,525
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.1% (0.7% OF TOTAL INVESTMENTS)

        6,400   Johnson City Health and Educational Facilities Board,                 7/16 at 100.00        BBB+          6,870,848
                 Tennessee, Revenue Bonds, Mountain States Health
                 Alliance, Series 2006A, 5.500%, 7/01/36

          410   Sullivan County Health Educational and Housing Facilities             9/16 at 100.00        BBB+            431,197
                 Board, Tennessee, Revenue Bonds, Wellmont Health System,
                 Series 2006C, 5.250%, 9/01/36 (WI/DD, Settling 11/02/06)

        3,335   Tennessee Housing Development Agency, Homeownership                   7/13 at 100.00          AA          3,407,003
                 Program Bonds, Series 2004, 5.000%, 7/01/34 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,145   Total Tennessee                                                                                          10,709,048
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 12.5% (8.2% OF TOTAL INVESTMENTS)

       10,205   Alliance Airport Authority, Texas, Special Facilities Revenue        12/06 at 100.00        CCC+         10,409,100
                 Bonds, American Airlines Inc., Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

        3,273   Austin Housing Finance Corporation, Texas, GNMA                      12/10 at 105.00         Aaa          3,616,960
                 Collateralized Multifamily Housing Revenue Bonds, Fairway
                 Village Project, Series 2000A, 7.375%, 6/20/35 (Alternative
                 Minimum Tax)

        2,150   Brazos River Authority, Texas, Pollution Control Revenue Bonds,      10/13 at 101.00        Baa2          2,423,867
                 TXU Energy Company LLC Project, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

          175   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA            187,401
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 6.000%, 2/15/16

          675   Harlingen Housing Finance Corporation, Texas, GNMA/FNMA               9/10 at 105.00         AAA            678,220
                 Single Family Mortgage Revenue Bonds, Series 2000A,
                 6.700%, 9/01/33 (Alternative Minimum Tax)

        4,295   Harris County Hospital District, Texas, Revenue Refunding               No Opt. Call         AAA          4,569,193
                 Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured

        1,435   Harris County Hospital District, Texas, Revenue Refunding               No Opt. Call         AAA          1,506,606
                 Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

       19,125   Harris County Hospital District, Texas, Revenue Refunding             8/10 at 100.00         AAA         20,497,791
                 Bonds, Series 2000, 6.000%, 2/15/15 - MBIA Insured

        4,000   Harris County-Houston Sports Authority, Texas, Junior Lien           11/11 at 100.00         AAA          4,242,920
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 MBIA Insured

        5,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          5,433,750
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

        6,000   Houston, Texas, General Obligation Public Improvement Bonds,          3/11 at 100.00         AAA          6,433,380
                 Series 2001B, 5.500%, 3/01/15 - FSA Insured

        9,250   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,        7/10 at 100.00         AAA          9,799,265
                 Series 2000B, 5.500%, 7/01/30 - FSA Insured


                                       26

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                2005:
$       2,000    5.250%, 8/15/21                                                        No Opt. Call        BBB-     $    2,107,280
        2,500    5.125%, 8/15/26                                                        No Opt. Call        BBB-          2,586,850

        1,505   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA          1,621,246
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.250%, 5/15/23 - AMBAC Insured

        3,400   Lower Colorado River Authority, Texas, Revenue Refunding              5/13 at 100.00         AAA          3,666,696
                 and Improvement Bonds, Series 2003, 5.250%, 5/15/24 -
                 AMBAC Insured

        2,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,      11/15 at 100.00        Baa2          2,074,940
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

       10,810   Tarrant County Health Facilities Development Corporation,            12/10 at 105.00         Aaa         12,197,788
                 Texas, GNMA Collateralized Mortgage Loan Revenue Bonds,
                 Eastview Nursing Home, Ebony Lake Nursing Center, Ft.
                 Stockton Nursing Center, Lynnhaven Nursing Center and
                 Mission Oaks Manor, Series 2000A-1, 7.625%, 12/20/32

        4,000   Tarrant County Health Facilities Development Corporation,            11/10 at 101.00      A+ (4)          4,484,800
                 Texas, Hospital Revenue Bonds, Adventist Health System -
                 Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30
                 (Pre-refunded 11/15/10)

        5,000   Tarrant Regional Water District, Texas, Water Revenue                 3/13 at 100.00         AAA          5,405,900
                 Refunding and Improvement Bonds, Series 1999,
                 5.250%, 3/01/17 - FSA Insured

        4,000   Texas A&M University, Financing System Revenue Bonds,                 5/09 at 100.00         AAA          4,193,040
                 Series 1999, 5.550%, 5/15/29 (Pre-refunded 5/15/09) -
                 MBIA Insured

       25,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central             No Opt. Call         AAA         11,546,500
                 Texas Turnpike System, Series 2002A, 0.000%, 8/15/24 -
                 AMBAC Insured

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,            7/15 at 100.00        Baa3          2,564,375
                 Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
      128,298   Total Texas                                                                                             122,247,868
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.1% (0.1% OF TOTAL INVESTMENTS)

        1,190   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101.50         AAA          1,215,050
                 Series 1997F, 5.750%, 7/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.5% (0.4% OF TOTAL INVESTMENTS)

        4,800   Virginia Beach Development Authority, Virginia, Multifamily          10/14 at 100.00         N/R          5,168,304
                 Residential Rental Housing Revenue Bonds, Mayfair
                 Apartments I and II, Series 1999, 7.500%, 10/01/39
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 6.5% (4.3% OF TOTAL INVESTMENTS)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,761,700
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

                Public Utility District 1, Chelan County, Washington, Revenue
                Bonds, Chelan Hydro Consolidated System, Series 1997A:
       11,820    5.650%, 7/01/32 (Mandatory put 7/01/24)                              7/07 at 102.00          AA         12,138,667
                 (Alternative Minimum Tax)
        8,000    5.650%, 7/01/32 (Mandatory put 7/01/27)                              7/07 at 102.00          AA          8,214,560
                 (Alternative Minimum Tax)

        3,125   Skagit County Public Hospital District 1, Washington, General         6/14 at 100.00         Aaa          3,448,688
                 Obligation Bonds, Series 2004A, 5.375%, 12/01/20 -
                 MBIA Insured

        5,000   Snohomish County, Washington, Limited Tax General Obligation         12/11 at 100.00         AAA          5,320,200
                 Bonds, Series 2001, 5.250%, 12/01/26 - MBIA Insured

        9,350   Washington Public Power Supply System, Revenue Refunding              7/07 at 102.00         Aaa          9,627,789
                 Bonds, Nuclear Project 3, Series 1997A, 5.250%, 7/01/15

        7,775   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         Aaa          8,079,702
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18

        4,750   Washington State Healthcare Facilities Authority, Revenue            11/08 at 101.00         Aaa          4,900,195
                 Bonds, Swedish Health Services, Series 1998,
                 5.125%, 11/15/22 - AMBAC Insured


                                       27

                        Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       6,480   Washington State, Motor Vehicle Fuel Tax General Obligation             No Opt. Call         AAA     $    3,019,745
                 Bonds, Series 2002-03C, 0.000%, 6/01/24 - MBIA Insured

       11,000   Washington, General Obligation Bonds, Series 2000S-5,                   No Opt. Call         AAA          6,306,630
                 0.000%, 1/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       69,800   Total Washington                                                                                         63,817,876
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 2.9% (1.9% OF TOTAL INVESTMENTS)

                Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue
                Bonds, Public Schools, Series 2003A:
        1,000    5.125%, 8/01/22 - AMBAC Insured                                      8/13 at 100.00         AAA          1,063,300
        1,345    5.125%, 8/01/23 - AMBAC Insured                                      8/13 at 100.00         AAA          1,426,870

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        7/11 at 100.00          A-          1,069,160
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21

        9,000   Wisconsin Health and Educational Facilities Authority, Revenue        4/13 at 100.00        BBB+         10,087,110
                 Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33

        2,175   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 100.00         BBB          2,365,704
                 Bonds, Carroll College Inc., Series 2001, 6.125%, 10/01/16

          790   Wisconsin Health and Educational Facilities Authority, Revenue        5/16 at 100.00         BBB            805,871
                 Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

        6,025   Wisconsin Health and Educational Facilities Authority, Revenue        9/13 at 100.00          A-          6,608,702
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2003A, 6.000%, 9/01/22

        2,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-          2,099,300
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.250%, 8/15/25

                Wisconsin, General Obligation Bonds, Series 2004-3:
        1,720    5.250%, 5/01/19 - FGIC Insured                                       5/14 at 100.00         AAA          1,877,913
        1,265    5.250%, 5/01/21 - FGIC Insured                                       5/14 at 100.00         AAA          1,377,699

------------------------------------------------------------------------------------------------------------------------------------
       26,320   Total Wisconsin                                                                                          28,781,629
------------------------------------------------------------------------------------------------------------------------------------


                WYOMING - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,900   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00        BBB-          4,148,001
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,499,066   Total Long-Term Investments (cost $1,401,407,079) - 151.9%                                            1,485,377,683
=============-----------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                         RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.7% (0.5% OF TOTAL INVESTMENTS)

$       2,300   Irvine, California, Assessment District 93-14 Limited Obligation                            A-1+     $    2,300,000
                 Improvement Bonds, Variable Rate Demand Obligations,
                 Series 2000, 3.500%, 9/02/25 (6)

          700   Metropolitan Transportation Authority, New York, Transportation                             A-1+            700,000
                 Revenue Bonds, Variable Rate Demand Obligations,
                 Series 2005G-2, 3.620%, 11/01/26 (6)

        2,200   New York City, New York, General Obligation Bonds, Variable                                 A-1+          2,200,000
                 Rate Demand Obligations, Fiscal Series 1994H2-H6,
                 3.610%, 8/01/13 - MBIA Insured (6)

        1,200   New York City, New York, General Obligation Bonds, Variable                                 A-1+          1,200,000
                 Rate Demand Obligations, Fiscal Series 1995B2-B10,
                 3.620%, 8/15/23 - MBIA Insured (6)
------------------------------------------------------------------------------------------------------------------------------------
$       6,400   Total Short-Term Investments (cost $6,400,000)                                                            6,400,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,407,807,079) - 152.6%                                                      1,491,777,683
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                     10,823,178
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.7)%                                                       (525,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  977,600,861
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) On December 9, 2002, UAL Corporation ("UAL"), the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. At that time, the Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus the Fund had stopped accruing interest. During July 2006, the Fund received all past due interest amounts on its UAL bonds and began accruing interest.

                    (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
                        Portfolio of
                                INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.7% (1.8% OF TOTAL INVESTMENTS)

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
$       3,600    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1     $    3,813,732
        1,000    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1          1,025,940

        1,560   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB          1,607,689
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

        1,690   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00      A3 (4)          1,859,592
                 Alabama, Revenue Bonds, Baptist Medical Center,
                 Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)

        8,255   University of South Alabama, Student Tuition Revenue Bonds,           3/14 at 100.00         Aaa          8,742,045
                 Series 2004, 5.000%, 3/15/24 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,105   Total Alabama                                                                                            17,048,998
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 1.7% (1.1% OF TOTAL INVESTMENTS)

       10,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/14 at 100.00        Baa3         10,681,860
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 0.9% (0.6% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          200    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            211,686
          265    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            280,283

        2,850   Maricopa County Industrial Development Authority, Arizona,            1/07 at 102.00         AAA          3,068,082
                 Multifamily Housing Revenue Bonds, Place Five and The
                 Greenery Apartments, Series 1996A, 6.625%, 1/01/27 (ETM)

        2,095   Pima County Industrial Development Authority, Arizona, Lease          1/07 at 100.50         AAA          2,102,856
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,410   Total Arizona                                                                                             5,662,907
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB          1,035,470
                 Washington Regional Medical Center, Series 2005B,
                 5.000%, 2/01/25
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 15.3% (10.1% OF TOTAL INVESTMENTS)

        5,690   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA          6,121,530
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        4,000    6.000%, 5/01/15 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          4,532,640
        5,500    5.375%, 5/01/21 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          6,064,575

                California Educational Facilities Authority, Revenue Refunding
                Bonds, Loyola Marymount University, Series 2001A:
        3,255    0.000%, 10/01/23 - MBIA Insured                                        No Opt. Call         Aaa          1,566,566
        5,890    0.000%, 10/01/24 - MBIA Insured                                        No Opt. Call         Aaa          2,705,336
        7,615    0.000%, 10/01/25 - MBIA Insured                                        No Opt. Call         Aaa          3,336,588

        6,240   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A3          6,533,218
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        2,055   California Infrastructure Economic Development Bank,                 10/14 at 100.00          AA          2,189,623
                 Infrastructure State Revolving Fund Revenue Bonds,
                 Series 2004, 5.000%, 10/01/21

        1,000   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+          1,027,540
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.000%, 7/01/39

        2,500   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA+          2,769,675
                 5.250%, 7/01/14


                                       30

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       3,500   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/32    8/13 at 100.00          A+     $    3,657,220

        8,000   California, General Obligation Bonds, Series 2004, 5.125%, 2/01/25    2/14 at 100.00          A+          8,527,360

        5,000   California, General Obligation Bonds, Series 2006, 5.000%, 3/01/13      No Opt. Call          A+          5,381,900

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          2,068,321
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        2,170   Cotati-Rohnert Park Unified School District, Sonoma County,           8/15 at 100.00         Aaa          2,337,893
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 8/01/22 - FGIC Insured

        2,500   Fontana Public Financing Authority, California, Tax Allocation       10/15 at 100.00         AAA          2,671,350
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/23 - AMBAC Insured

       30,000   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA         16,511,100
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)

        1,385   Fullerton Public Financing Authority, California, Tax Allocation      9/15 at 100.00         AAA          1,466,507
                 Revenue Bonds, Series 2005, 5.000%, 9/01/27 - AMBAC Insured

                Perris, California, Special Tax Bonds, Community Facilities
                District 2001-1, May Farms Improvement Area 4, Series 2005A:
        1,420    5.000%, 9/01/25                                                      9/15 at 102.00         N/R          1,432,326
          435    5.100%, 9/01/30                                                      9/15 at 102.00         N/R            443,500

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          250    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            260,392
          275    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            285,235

        2,220   San Diego Redevelopment Agency, California, Subordinate               9/14 at 100.00         AAA          2,388,787
                 Lien Tax Allocation Bonds, Centre City Project, Series 2004A,
                 5.000%, 9/01/20 - XLCA Insured

          960   San Francisco Redevelopment Agency, California, Hotel Tax             1/07 at 100.00         AAA            975,245
                 Revenue Bonds, Series 1994, 6.750%, 7/01/25 - FSA Insured

        6,000   San Jose Redevelopment Agency, California, Tax Allocation             8/14 at 100.00         AAA          6,557,460
                 Bonds, Merged Area Redevelopment Project, Series 2004A,
                 5.250%, 8/01/19 - MBIA Insured

        2,000   Sonoma County Junior College District, California, General            8/13 at 100.00         AAA          2,177,860
                 Obligation Bonds, Series 2003A, 5.000%, 8/01/27
                 (Pre-refunded 8/01/13) - FSA Insured

        3,000   Walnut Energy Center Authority, California, Electric Revenue          1/14 at 100.00         AAA          3,140,430
                 Bonds, Turlock Irrigation District, Series 2004A,
                 5.000%, 1/01/34 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      114,760   Total California                                                                                         97,130,177
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,700   Centennial Water and Sanitation District, Colorado, Water and        12/14 at 100.00         AAA          1,823,046
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/22 -
                 FGIC Insured

                Colorado Health Facilities Authority, Revenue Bonds, Evangelical
                Lutheran Good Samaritan Society, Series 2005:
        1,745    5.250%, 6/01/23                                                      6/16 at 100.00          A-          1,866,243
          475    5.000%, 6/01/29                                                      6/16 at 100.00          A-            491,810

          400   Colorado Health Facilities Authority, Revenue Bonds, Poudre           3/15 at 100.00        BBB+            413,748
                 Valley Health Care, Series 2005F, 5.000%, 3/01/25

          130   Colorado Housing Finance Authority, Single Family Program            12/06 at 104.50         Aa2            134,035
                 Senior Bonds, Series 1995D, 7.375%, 6/01/26 (Alternative
                 Minimum Tax)

          400   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+            451,284
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        6,925   Denver Convention Center Hotel Authority, Colorado, Senior           11/16 at 100.00         AAA          7,477,130
                 Revenue Bonds, Convention Center Hotel, Series 2006,
                 5.125%, 12/01/25 - XLCA Insured

        1,700   Denver, Colorado, FHA-Insured Multifamily Housing Revenue            10/07 at 102.00         AAA          1,744,557
                 Bonds, Boston Lofts Project, Series 1997A, 5.750%, 10/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       13,475   Total Colorado                                                                                           14,401,853
------------------------------------------------------------------------------------------------------------------------------------


                                       31

                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 1.4% (0.9% OF TOTAL INVESTMENTS)

$       8,310   Connecticut, Special Tax Obligation Transportation Infrastructure     1/14 at 100.00         AAA     $    8,878,986
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 2.0% (1.3% OF TOTAL INVESTMENTS)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       11,720    0.000%, 4/01/27 - MBIA Insured                                        4/11 at 39.61         AAA          3,843,691
       13,780    0.000%, 4/01/28 - MBIA Insured                                        4/11 at 37.21         AAA          4,245,894
       15,855    0.000%, 4/01/29 - MBIA Insured                                        4/11 at 35.07         AAA          4,603,816

------------------------------------------------------------------------------------------------------------------------------------
       41,355   Total District of Columbia                                                                               12,693,401
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 2.9% (1.9% OF TOTAL INVESTMENTS)

        4,230   Brevard County Health Facilities Authority, Florida, Revenue          4/16 at 100.00           A          4,435,451
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        5,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,           4/07 at 102.00         AAA          5,107,250
                 5.750%, 10/01/18 - MBIA Insured (Alternative Minimum Tax)

        2,500   Escambia County Health Facilities Authority, Florida, Health         10/08 at 101.00        BBB+          2,556,700
                 Facility Revenue Refunding Bonds, Baptist Hospital and Baptist
                 Manor, Series 1998, 5.125%, 10/01/19

          620   Florida Housing Finance Corporation, Homeowner Mortgage               1/10 at 100.00         AAA            641,316
                 Revenue Bonds, Series 2000-11, 5.850%, 1/01/22 - FSA Insured
                 (Alternative Minimum Tax)

        3,600   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          3,963,348
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)

        1,700   Miami-Dade County, Florida, Beacon Tradeport Community                5/12 at 102.00          AA          1,851,232
                 Development District, Special Assessment Bonds,
                 Commercial Project, Series 2002A, 5.625%, 5/01/32 -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,650   Total Florida                                                                                            18,555,297
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.6% (1.1% OF TOTAL INVESTMENTS)

          500   Chatham County Hospital Authority, Savannah, Georgia,                 1/14 at 100.00          A-            532,500
                 Hospital Revenue Bonds, Memorial Health University Medical
                 Center Inc., Series 2004A, 5.375%, 1/01/26

           10   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA             10,995
                 Revenue Bonds, Series 2003A, 5.250%, 11/01/15
                 (Pre-refunded 11/01/13) - MBIA Insured

                Municipal Electric Authority of Georgia, Combustion Turbine
                Revenue Bonds, Series 2003A:
        3,405    5.250%, 11/01/15 - MBIA Insured                                     11/13 at 100.00         AAA          3,723,470
        3,365    5.000%, 11/01/18 - MBIA Insured                                     11/13 at 100.00         AAA          3,601,560

        2,235   Richmond County Development Authority, Georgia, Revenue              12/14 at 100.00         AAA          2,371,871
                 Bonds, Medical College of Georgia, Cancer Research Center
                 Project, Series 2004A, 5.000%, 12/15/24 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,515   Total Georgia                                                                                            10,240,396
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,155   Idaho Housing Agency, FHA-Insured Mortgage Revenue Bonds,            12/06 at 101.00         Aa2          3,236,020
                 Park Place Project, Series 1995A, 6.500%, 12/01/36
                 (Alternative Minimum Tax)

          310   Idaho Housing Agency, Senior Lien Single Family Mortgage              1/07 at 101.00         Aaa            316,646
                 Bonds, Series 1995F, 6.450%, 7/01/27 (Alternative
                 Minimum Tax)

        3,160   Idaho Housing and Finance Association, GNMA Housing                   3/12 at 105.00         Aaa          3,581,797
                 Revenue Refunding Bonds, Wedgewood Terrace Project,
                 Series 2002A-1, 7.250%, 3/20/37

          310   Idaho Housing and Finance Association, Single Family                  1/07 at 102.00         Aaa            316,681
                 Mortgage Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative
                 Minimum Tax)

          320   Idaho Housing and Finance Association, Single Family Mortgage         1/10 at 100.00         Aa2            330,192
                 Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative
                 Minimum Tax)

          545   Idaho Housing and Finance Association, Single Family Mortgage         7/10 at 100.00         Aaa            554,968
                 Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative
                 Minimum Tax)

          500   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-            525,645
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
        8,300   Total Idaho                                                                                               8,861,949
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.4% (9.4% OF TOTAL INVESTMENTS)

$       5,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA     $    2,753,950
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 0.000%, 12/01/20 - FGIC Insured

       22,670   Chicago, Illinois, General Obligation Bonds, City Colleges,             No Opt. Call         AAA         10,318,477
                 Series 1999, 0.000%, 1/01/25 - FGIC Insured

        1,585   Chicago, Illinois, General Obligation Bonds, Series 1995A-1,          1/08 at 100.00         AAA          1,607,935
                 5.125%, 1/01/25 - AMBAC Insured

          620   Chicago, Illinois, General Obligation Refunding Bonds,                7/08 at 102.00         AAA            646,772
                 Series 1998, 5.250%, 1/01/20 - FGIC Insured

                Chicago, Illinois, General Obligation Refunding Bonds, Series 1998:
          120    5.250%, 1/01/20 (Pre-refunded 7/01/08) - FGIC Insured                7/08 at 102.00         AAA            125,600
          260    5.250%, 1/01/20 (Pre-refunded 7/01/08) - FGIC Insured                7/08 at 102.00         AAA            272,134

        1,175   Chicago, Illinois, GNMA Collateralized Multifamily Housing            6/09 at 102.00         Aaa          1,221,060
                 Revenue Bonds, Bryn Mawr-Belle Shores Project, Series 1997,
                 5.800%, 6/01/23 (Alternative Minimum Tax)

        3,315   Chicago, Illinois, Tax Increment Allocation Bonds, Read-              1/07 at 102.00         N/R          3,396,483
                 Dunning Redevelopment Project, Series 1996B,
                 7.250%, 1/01/14

        3,325   Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary           1/07 at 102.00         N/R          3,409,422
                 Drainage and Ship Canal Redevelopment Project,
                 Series 1997A, 7.750%, 1/01/14

        4,865   Cook County Community Consolidated School District 15,                  No Opt. Call         Aaa          2,668,501
                 Palatine, Illinois, General Obligation Bonds, Series 2001,
                 0.000%, 12/01/20 - FGIC Insured (ETM)

        6,190   Cook County Community High School District 219, Niles                   No Opt. Call         Aaa          3,409,390
                 Township, Illinois, General Obligation Capital Appreciation
                 Bonds, Series 2001, 0.000%, 12/01/20 - MBIA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        2,000    5.250%, 11/15/14                                                     5/14 at 100.00           A          2,144,220
        4,420    5.250%, 11/15/15                                                     5/14 at 100.00           A          4,723,963

          395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-            406,617
                 Series 2006, 5.125%, 1/01/25

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          1,044,290
                 Medical Center, Series 2002, 5.500%, 5/15/32

        3,000   Illinois Health Facilities Authority, Revenue Bonds,                  7/13 at 100.00          A-          3,310,050
                 Lake Forest Hospital, Series 2003, 6.000%, 7/01/33

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call          A+          3,450,930
                 Lutheran General Health System, Series 1993C,
                 6.000%, 4/01/18

                Illinois Housing Development Authority, Housing Finance Bonds,
                Series 2000A:
          575    5.750%, 9/01/10 (Alternative Minimum Tax)                            3/10 at 100.00          AA            582,136
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                            3/10 at 100.00          AA          1,280,595

       11,000   Illinois, General Obligation Bonds, Illinois FIRST Program,             No Opt. Call         AAA         13,847,680
                 Series 2001, 6.000%, 11/01/26 - FGIC Insured

        2,000   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00         AAA          2,168,740
                 Series 2002, 5.500%, 2/01/18 - FGIC Insured

                Lake County Community Unit School District 60, Waukegan,
                Illinois, General Obligation Refunding Bonds, Series 2001B:
        3,230    0.000%, 11/01/19 - FSA Insured                                         No Opt. Call         Aaa          1,876,856
        1,740    0.000%, 11/01/21 - FSA Insured                                         No Opt. Call         Aaa            916,475

        4,020   Lake, Cook, Kane and McHenry Counties Community Unit                    No Opt. Call         AAA          4,573,232
                 School District 220, Barrington, Illinois, School Refunding
                 Bonds, Series 2002, 5.250%, 12/01/20 - FSA Insured

                Lombard Public Facilities Corporation, Illinois, Second Tier
                Conference Center and Hotel Revenue Bonds, Series 2005B:
          855    5.250%, 1/01/25                                                      1/16 at 100.00         AA-            914,277
        1,750    5.250%, 1/01/30                                                      1/16 at 100.00         AA-          1,869,963

       17,945   McHenry and Kane Counties Community Consolidated School                 No Opt. Call         Aaa          9,329,247
                 District 158, Huntley, Illinois, General Obligation Bonds,
                 Series 2003, 0.000%, 1/01/22 - FGIC Insured

        4,505   McHenry County Community Consolidated School District 47,             2/09 at 100.00         Aaa          4,701,823
                 Crystal Lake, Illinois, General Obligation Refunding Bonds,
                 Series 1999, 5.750%, 2/01/19 - FSA Insured

        2,910   McHenry County Community High School District 154,                      No Opt. Call         Aaa          1,583,913
                 Marengo, Illinois, Capital Appreciation School Bonds,
                 Series 2001, 0.000%, 1/01/21 - FGIC Insured


                                       33

                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       2,540   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA     $    2,660,040
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      117,255   Total Illinois                                                                                           91,214,771
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 2.6% (1.7% OF TOTAL INVESTMENTS)

        1,000   Ball State University, Indiana, Student Fee Revenue Bonds,            1/12 at 100.00         AAA          1,092,850
                 Series 2002K, 5.750%, 7/01/20 - FGIC Insured

        3,500   Indiana Bond Bank, Special Program Bonds, East Chicago                2/10 at 101.00         AAA          3,796,905
                 Facilities Building Corporation, Series 2000A, 6.125%, 2/01/25
                 (Pre-refunded 2/01/10) - AMBAC Insured

        4,195   Indiana Transportation Finance Authority, Highway Revenue            12/10 at 100.00          AA          4,450,727
                 Bonds, Series 2000, 5.375%, 12/01/25

          805   Indiana Transportation Finance Authority, Highway Revenue            12/10 at 100.00      AA (4)            860,521
                 Bonds, Series 2000, 5.375%, 12/01/25 (Pre-refunded 12/01/10)

                Indiana University, Student Fee Revenue Bonds, Series 2004P:
        2,750    5.000%, 8/01/22 - AMBAC Insured                                      8/14 at 100.00         AAA          2,921,187
        1,600    5.000%, 8/01/24 - AMBAC Insured                                      8/14 at 100.00         AAA          1,691,968

        1,550   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/15 at 100.00         BBB          1,599,801
                 Madison Center Inc., Series 2005, 5.250%, 2/15/23

------------------------------------------------------------------------------------------------------------------------------------
       15,400   Total Indiana                                                                                            16,413,959
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 3.3% (2.2% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          2,140,300
                 Medical Center, Series 2000, 6.250%, 7/01/25

        8,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds,            7/08 at 102.00         AAA          8,353,360
                 Iowa Health System, Series 1998A, 5.125%, 1/01/28
                 (Pre-refunded 7/01/08) - MBIA Insured

        8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          8,432,960
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42

        2,000   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         AAA          2,139,680
                 Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25
                 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       20,000   Total Iowa                                                                                               21,066,300
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

          135   Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized              No Opt. Call         Aaa            136,098
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 3.6% (2.4% OF TOTAL INVESTMENTS)

          490   Bossier Public Trust Financing Authority, Louisiana, Single           2/07 at 101.00         AAA            494,635
                 Family Mortgage Revenue Refunding Bonds, Series 1995B,
                 6.125%, 8/01/28

        2,765   East Baton Rouge Parish Mortgage Finance Authority, Louisiana,        4/07 at 101.50         Aaa          2,795,304
                 GNMA/FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1994C, 6.350%, 10/01/28
                 (Alternative Minimum Tax)

        3,230   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,445,086
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/21 - AMBAC Insured

        4,350   Louisiana Citizens Property Insurance Corporation, Assessment         6/16 at 100.00         AAA          4,673,596
                 Revenue Bonds, Series 2006, 5.000%, 6/01/22 - AMBAC Insured

        4,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          4,237,840
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

        1,360   Louisiana State, Gas Tax Revenue Bonds, Series 2006,                  5/16 at 100.00         AAA          1,349,392
                 4.500%, 5/01/41 (WI/DD, Settling 11/02/06) - FGIC Insured

        1,520   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         AAA          1,484,462
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling
                 11/02/06) - FGIC Insured (IF)

          180   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         AAA            196,027
                 Residuals 661, 6.597%, 5/01/39 (WI/DD, Settling 11/02/06) -
                 FSA Insured (IF)

          995   New Orleans Home Mortgage Authority, Louisiana,                      12/06 at 100.50         Aaa          1,007,865
                 GNMA/FNMA Single Family Mortgage Revenue Bonds,
                 Series 1995A, 6.300%, 6/01/28 (Alternative Minimum Tax)


                                       34

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       3,005   Orleans Levee District, Louisiana, Levee District General            12/06 at 102.50         AAA     $    3,099,868
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,895   Total Louisiana                                                                                          22,784,075
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00         AAA          2,048,908
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/26 -
                 XLCA Insured

        1,205   Maryland Economic Development Corporation, Student                    6/16 at 100.00         AAA          1,286,747
                 Housing Revenue Refunding Bonds, University of Maryland
                 College Park Projects, Series 2006, 5.000%, 6/01/28 -
                 CIFG Insured

        1,390   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00          A1          1,491,804
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.250%, 7/01/19

------------------------------------------------------------------------------------------------------------------------------------
        4,460   Total Maryland                                                                                            4,827,459
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 6.7% (4.4% OF TOTAL INVESTMENTS)

        2,455   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R          2,724,436
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

        1,935   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R          1,961,258
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

        1,000   Massachusetts Development Finance Authority, Revenue                 10/14 at 100.00         BBB          1,072,870
                 Bonds, Hampshire College, Series 2004, 5.700%, 10/01/34

        9,175   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00          AA          9,941,388
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 5.700%, 10/01/25 - RAAI Insured

        1,100   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         BBB          1,144,330
                 Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                 5.625%, 7/01/20

        2,750   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA          2,896,547
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 - FGIC Insured

        1,325   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00         BBB          1,353,421
                 Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                Series 2002E:
       11,400    5.250%, 1/01/21 (Pre-refunded 1/01/13) - FSA Insured                 1/13 at 100.00         AAA         12,408,330
        1,850    5.250%, 1/01/21 (Pre-refunded 1/01/13) - FSA Insured                 1/13 at 100.00         AAA          2,013,632

                Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,
                Series 2004:
        2,250    5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          2,468,407
        4,000    5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          4,388,280

------------------------------------------------------------------------------------------------------------------------------------
       39,240   Total Massachusetts                                                                                      42,372,899
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 3.6% (2.4% OF TOTAL INVESTMENTS)

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
        7,660    0.000%, 12/01/21                                                       No Opt. Call         AAA          4,026,249
        7,955    0.000%, 12/01/22                                                       No Opt. Call         AAA          3,987,842
        8,260    0.000%, 12/01/23                                                       No Opt. Call         AAA          3,946,876
        8,575    0.000%, 12/01/24                                                       No Opt. Call         AAA          3,903,254

        1,200   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB          1,327,920
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        2,000   Michigan State Hospital Finance Authority, Revenue Refunding          2/07 at 100.00         BB-          2,001,560
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.375%, 8/15/09

          340   Monroe County Hospital Finance Authority, Michigan, Mercy             6/16 at 100.00        BBB-            360,536
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.500%, 6/01/35

        3,270   Romulus Community Schools, Wayne County, Michigan, General            5/13 at 100.00          AA          3,470,909
                 Obligation Bonds, Series 2003, 5.000%, 5/01/22

------------------------------------------------------------------------------------------------------------------------------------
       39,260   Total Michigan                                                                                           23,025,146
------------------------------------------------------------------------------------------------------------------------------------


                                       35

                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 4.2% (2.8% OF TOTAL INVESTMENTS)

$       8,165   Cohasset, Minnesota, Pollution Control Revenue Bonds,                 7/14 at 100.00           A     $    8,352,142
                 Allete Inc., Series 2004, 4.950%, 7/01/22

                Minneapolis-St. Paul Housing and Redevelopment Authority,
                Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
        1,000    6.000%, 12/01/18                                                    12/13 at 100.00        Baa1          1,103,200
        1,050    5.875%, 12/01/29                                                    12/13 at 100.00        Baa1          1,142,999

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          2,530,920
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 - FGIC Insured

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,154,200
                 Minnesota, Subordinate Airport Revenue Bonds, Series 2001C,
                 5.250%, 1/01/26 - FGIC Insured

        1,375   Minnesota Higher Education Facilities Authority, St. John's          10/15 at 100.00          A2          1,469,243
                 University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/22

          310   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/07 at 100.00         AAA            311,724
                 Series 1995D, 5.950%, 2/01/18 - MBIA Insured

          670   Minnesota Housing Finance Agency, Single Family Mortgage              1/07 at 101.00         AA+            678,904
                 Bonds, Series 1996G, 6.250%, 7/01/26 (Alternative
                 Minimum Tax)

          960   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+            963,408
                 Revenue Bonds, Series 2000C, 6.100%, 7/01/30 (Alternative
                 Minimum Tax)

        1,200   Minnesota Housing Finance Agency, Single Family Remarketed            1/11 at 101.00         AA+          1,210,140
                 Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,078,230
                 Series 2004A, 5.250%, 10/01/19

        2,000   Southern Minnesota Municipal Power Agency, Power Supply               1/07 at 100.00         AAA          2,087,500
                 System Revenue Bonds, Series 1992B, 5.750%, 1/01/11 (ETM)

        1,620   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet               7/14 at 100.00           A          1,750,669
                 Health Services, Series 2003B, 5.500%, 7/01/25

        1,000   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3          1,117,850
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

------------------------------------------------------------------------------------------------------------------------------------
       25,750   Total Minnesota                                                                                          26,951,129
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.4% (0.3% OF TOTAL INVESTMENTS)

        2,475   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          2,537,717
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 5.5% (3.6% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R          2,095,560
                 Revenue Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.250%, 2/01/24

          200   Hannibal Industrial Development Authority, Missouri, Health           3/16 at 100.00        BBB+            208,780
                 Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

        2,885   Joplin Industrial Development Authority, Missouri, Health             2/15 at 102.00        BBB+          3,124,022
                 Facilities Revenue Bonds, Freeman Health System,
                 Series 2004, 5.500%, 2/15/24

        9,000   Kansas City, Missouri, Airport Revenue Bonds, General                 9/12 at 100.00         AAA          9,674,100
                 Improvement Projects, Series 2003B, 5.250%, 9/01/17 -
                 FGIC Insured

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780    6.000%, 6/01/20                                                        No Opt. Call        BBB+            909,698
        1,225    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+          1,258,063

        2,500   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          2,625,875
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

        1,200   Missouri Health and Educational Facilities Authority, Revenue         2/14 at 100.00        BBB+          1,257,024
                 Bonds, Lake Regional Health System, Series 2003,
                 5.125%, 2/15/18

        1,250   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA          1,332,800
                 Bonds, SSM Healthcare System, Series 2001A,
                 5.250%, 6/01/21 - AMBAC Insured


                                       36

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (continued)

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
$       1,250    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00         AAA     $    1,350,038
        2,000    5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00         AAA          2,155,640

        4,095   Missouri, General Obligation Refunding Bonds, Fourth State           10/12 at 100.00         AAA          4,369,815
                 Building, Series 2002A, 5.000%, 10/01/18

        2,000   Missouri, Water Pollution Control Revenue Refunding Bonds,           10/12 at 100.00         AAA          2,138,620
                 Series 2002B, 5.000%, 10/01/18

        2,200   St. Louis, Missouri, Airport Revenue Bonds, Airport Development       7/11 at 100.00         AAA          2,299,242
                 Program, Series 2001A, 5.125%, 7/01/22 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,585   Total Missouri                                                                                           34,799,277
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,470   Municipal Energy Agency of Nebraska, Power Supply System              4/13 at 100.00         AAA          1,585,968
                 Revenue Bonds, Series 2003A, 5.250%, 4/01/23 - FSA Insured

        1,560   Omaha Public Power District, Nebraska, Electric System                2/17 at 100.00         AAA          1,816,651
                 Revenue Bonds, Nebraska City 2, Series 2006A,
                 Residuals 1508-2, 7.530%, 2/01/49 (WI/DD, Settling
                 11/02/06) - AMBAC Insured (IF)

        1,000   University of Nebraska, Lincoln, Student Fees and Facilities         11/13 at 100.00         Aa2          1,042,420
                 Revenue Bonds, Series 2003B, 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
        4,030   Total Nebraska                                                                                            4,445,039
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 3.4% (2.3% OF TOTAL INVESTMENTS)

       10,410   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,417,584
                 Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) -
                 MBIA Insured

        5,795   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          6,158,752
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

        4,000   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,         7/14 at 100.00         AAA          4,252,840
                 Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,205   Total Nevada                                                                                             21,829,176
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 5.5% (3.6% OF TOTAL INVESTMENTS)

        5,615   Essex County Improvement Authority, New Jersey, Lease                12/13 at 100.00         Aaa          6,077,002
                 Revenue Bonds, Series 2003, 5.125%, 12/15/20 - FSA Insured

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        1,325    5.250%, 9/01/24                                                      9/15 at 100.00         AA-          1,442,528
        1,000    5.250%, 9/01/26                                                      9/15 at 100.00         AA-          1,084,830

        4,310   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          4,449,989
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.650%, 5/01/40 - AMBAC Insured (Alternative Minimum Tax)

        3,400   New Jersey Transportation Trust Fund Authority,                       6/13 at 100.00         AAA          3,776,822
                 Transportation System Bonds, Series 2003C, 5.500%, 6/15/22
                 (Pre-refunded 6/15/13)

        3,000   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA          3,341,640
                 System Bonds, Series 2005C, 5.250%, 6/15/15 -
                 MBIA Insured (ETM)

        3,425   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          3,873,469
                 System Bonds, Series 2006A, 5.250%, 12/15/20

        4,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          4,278,920
                 5.000%, 1/01/19 - FGIC Insured

        3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          3,197,400
                 5.000%, 1/01/24 - FSA Insured

        3,380   Union County Utilities Authority, New Jersey, Solid Waste             6/08 at 101.00         AAA          3,480,893
                 Facility Subordinate Lease Revenue Bonds, Ogden Martin
                 Systems of Union Inc., Series 1998A, 5.350%, 6/01/23 -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       32,455   Total New Jersey                                                                                         35,003,493
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 16.7% (10.9% OF TOTAL INVESTMENTS)

        5,000   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          5,285,100
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/28 - FGIC Insured


                                       37

                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                Dormitory Authority of the State of New York, Revenue Bonds,
                Marymount Manhattan College, Series 1999:
$       1,975    6.375%, 7/01/16 - RAAI Insured                                       7/09 at 101.00          AA     $    2,116,904
        2,080    6.375%, 7/01/17 - RAAI Insured                                       7/09 at 101.00          AA          2,237,414

        1,500   Dormitory Authority of the State of New York, State and               7/14 at 100.00         AA-          1,627,815
                 Local Appropriation Lease Bonds, Upstate Community
                 Colleges, Series 2004B, 5.250%, 7/01/19

        1,250   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-          1,309,287
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/30

                Long Island Power Authority, New York, Electric System
                General Revenue Bonds, Series 1998A:
          755    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA            781,161
        1,620    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA          1,676,133

        1,000   Metropolitan Transportation Authority, New York, Transportation         No Opt. Call           A          1,094,820
                 Revenue Bonds, Series 2005C, 5.000%, 11/15/16

        4,600   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00           A          4,861,924
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2004B:
        6,875    5.000%, 8/01/23                                                      8/13 at 100.00         AAA          7,271,481
        7,260    5.000%, 8/01/24                                                      8/13 at 100.00         AAA          7,665,544

        2,500   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          2,658,275
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/22

        4,000   New York City Trust for Cultural Resources, New York, Revenue         4/07 at 101.00         AAA          4,073,200
                 Bonds, American Museum of Natural History, Series 1997A,
                 5.650%, 4/01/27 - MBIA Insured

           35   New York City, New York, General Obligation Bonds,                      No Opt. Call         AA-             35,094
                 Fiscal Series 1996J, 5.500%, 2/15/26

        5,020   New York City, New York, General Obligation Bonds,                    4/07 at 101.00         AAA          5,131,896
                 Fiscal Series 1997I, 6.250%, 4/15/27 (Pre-refunded 4/15/07)

        4,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00         AA-          4,330,160
                 Fiscal Series 2004C, 5.250%, 8/15/20

        2,150   New York City, New York, General Obligation Bonds,                    3/15 at 100.00         AA-          2,268,981
                 Fiscal Series 2005J, 5.000%, 3/01/25

        5,000   New York City, New York, General Obligation Bonds,                    4/15 at 100.00         AA-          5,290,050
                 Fiscal Series 2005M, 5.000%, 4/01/24

                New York State Municipal Bond Bank Agency, Special School
                Purpose Revenue Bonds, Series 2003C:
        6,000    5.250%, 6/01/20                                                      6/13 at 100.00          A+          6,486,000
        5,100    5.250%, 6/01/21                                                      6/13 at 100.00          A+          5,486,988

        5,980   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA          6,375,637
                 Series 2005G, 5.000%, 1/01/26 - FSA Insured

                New York State Thruway Authority, Highway and Bridge Trust
                Fund Bonds, Second Generation, Series 2005B:
        3,770    5.000%, 4/01/21 - AMBAC Insured                                     10/15 at 100.00         AAA          4,066,435
        2,835    5.000%, 4/01/24 - AMBAC Insured                                     10/15 at 100.00         AAA          3,035,888

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        3,400    5.500%, 6/01/16                                                      6/10 at 100.00         AA-          3,599,410
        2,000    5.500%, 6/01/19                                                      6/13 at 100.00         AA-          2,193,280

        6,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AAA          6,413,820
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/27 - XLCA Insured

        6,250   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          7,303,125
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 - MBIA Insured (Alternative Minimum Tax)

        1,000   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A          1,061,590
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
       98,955   Total New York                                                                                          105,737,412
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.5% (1.0% OF TOTAL INVESTMENTS)

$       2,550   Cumberland County, North Carolina, Hospital Facility Revenue         10/09 at 101.00      A- (4)     $    2,688,771
                 Bonds, Cumberland County Hospital System Inc., Cape Fear
                 Valley Health System, Series 1999, 5.250%, 10/01/19
                 (Pre-refunded 10/01/09)

        2,480   Durham Urban Redevelopment Authority, North Carolina,                 8/07 at 105.00         AAA          2,622,972
                 FHA-Insured Mortgage Loan Revenue Bonds, Durham Hosiery
                 Mill, Series 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)

          615   North Carolina Housing Finance Agency, Single Family Revenue          3/07 at 101.00          AA            622,915
                 Bonds, Series 1996JJ, 6.450%, 9/01/27 (Alternative
                 Minimum Tax)

                North Carolina Infrastructure Finance Corporation, Certificates
                of Participation, Correctional Facilities, Series 2004A:
        1,250    5.000%, 2/01/21                                                      2/14 at 100.00         AA+          1,323,488
        2,445    5.000%, 2/01/22                                                      2/14 at 100.00         AA+          2,584,023

------------------------------------------------------------------------------------------------------------------------------------
        9,340   Total North Carolina                                                                                      9,842,169
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,405   North Dakota Housing Finance Agency, Home Mortgage                    7/10 at 100.00         Aa3          1,433,522
                 Finance Program Bonds, Series 2000C, 6.150%, 7/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 4.0% (2.6% OF TOTAL INVESTMENTS)

        3,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          3,328,410
                 Obligation Bonds, Series 2004, 5.250%, 12/01/24
                 (Pre-refunded 12/01/14) - FSA Insured

                Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth
                Corporation, Series 2003C:
        2,330    5.250%, 5/15/17 - MBIA Insured                                       5/13 at 100.00         AAA          2,518,078
        4,105    5.250%, 5/15/18 - MBIA Insured                                       5/13 at 100.00         AAA          4,427,242

        2,000   Ohio Housing Finance Agency, FHA-Insured Multifamily                  1/08 at 102.00         Aa2          2,044,140
                 Housing Mortgage Revenue Bonds, Courtyards of Kettering,
                 Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)

        6,050   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          6,138,814
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

        6,400   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          6,636,480
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       23,885   Total Ohio                                                                                               25,093,164
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.0% (0.7% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital
                Revenue Bonds, Series 2005:
          500    5.375%, 9/01/29                                                      9/16 at 100.00        BBB-            530,340
          750    5.375%, 9/01/36                                                      9/16 at 100.00        BBB-            790,958

        5,000   Oklahoma State Student Loan Authority, Senior Lien Revenue            6/11 at 102.00         AAA          5,282,250
                 Bonds, Series 2001A-1, 5.625%,6/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,250   Total Oklahoma                                                                                            6,603,548
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.5% (1.0% OF TOTAL INVESTMENTS)

        7,860   Multnomah County Hospital Facilities Authority, Oregon,              10/14 at 100.00          AA          8,667,065
                 Revenue Bonds, Sisters of Providence Health System,
                 Series 2004, 5.500%, 10/01/21

          735   Oregon, General Obligation Veterans Welfare Bonds,                    4/07 at 101.00         AA-            743,114
                 Series 75, 6.000%, 4/01/27

------------------------------------------------------------------------------------------------------------------------------------
        8,595   Total Oregon                                                                                              9,410,179
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.6% (1.1% OF TOTAL INVESTMENTS)

        3,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          3,746,365
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        1,500   Annville-Cleona School District, Lebanon County,                      3/15 at 100.00         Aaa          1,738,965
                 Pennsylvania, General Obligation Bonds, Series 2005,
                 6.000%, 3/01/28 - FSA Insured

        1,225   Central Dauphin School District, Dauphin County, Pennsylvania,        2/16 at 100.00         AAA          1,506,150
                 General Obligation Bonds, Series 2006, 6.750%, 2/01/24
                 (Pre-refunded 2/01/16) - MBIA Insured

        1,050   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AAA          1,241,090
                 Local Government Revenue Bonds, Series 1997B,
                 5.700%, 7/01/27 - AMBAC Insured

        1,000   Pennsylvania State University, General Revenue Bonds,                 9/15 at 100.00          AA          1,064,930
                 Series 2005, 5.000%, 9/01/29


                                       39

                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$       1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             6/16 at 100.00         AAA     $    1,127,249
                 Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,325   Total Pennsylvania                                                                                       10,424,749
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.7% (1.8% OF TOTAL INVESTMENTS)

                Rhode Island Tobacco Settlement Financing Corporation,
                Tobacco Settlement Asset-Backed Bonds, Series 2002A:
       10,000    6.000%, 6/01/23                                                      6/12 at 100.00         BBB         10,699,800
        6,000    6.125%, 6/01/32                                                      6/12 at 100.00         BBB          6,441,180

------------------------------------------------------------------------------------------------------------------------------------
       16,000   Total Rhode Island                                                                                       17,140,980
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 9.7% (6.4% OF TOTAL INVESTMENTS)

       14,000   Berkeley County School District, South Carolina, Installment         12/13 at 100.00         A -         14,721,280
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

       15,445   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (4)         17,446,053
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17
                 (Pre-refunded 12/01/12)

        2,500   Greenville, South Carolina, Hospital Facilities Revenue Refunding     5/13 at 100.00         AAA          2,645,825
                 Bonds, Series 2003A, 5.000%, 5/01/25 - AMBAC Insured

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric             1/07 at 100.00         AAA          7,314,468
                 Revenue Bonds, Series 1991, 4.000%, 1/01/23 - MBIA Insured

        6,000   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00          A-          6,423,720
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
          165    6.875%, 8/01/27                                                      8/13 at 100.00        BBB+            191,379
          550    6.375%, 8/01/34                                                      8/13 at 100.00        BBB+            621,528

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
        1,335    6.875%, 8/01/27 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)          1,584,018
        4,450    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)          5,158,440

        5,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          5,343,200
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       57,045   Total South Carolina                                                                                     61,449,911
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,200   Johnson City Health and Educational Facilities Board,                 7/16 at 100.00        BBB+          3,435,424
                 Tennessee, Revenue Bonds, Mountain States Health Alliance,
                 Series 2006A, 5.500%, 7/01/36

        1,500   Memphis-Shelby County Airport Authority, Tennessee,                   3/10 at 101.00         AAA          1,611,390
                 Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/19 -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,700   Total Tennessee                                                                                           5,046,814
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 10.5% (6.9% OF TOTAL INVESTMENTS)

        2,290   Austin, Texas, Revenue Bonds, Town Lake Park Community               11/09 at 100.00         AAA          2,449,224
                 Events Center, Series 1999, 6.000%, 11/15/25 (Pre-refunded
                 11/15/09) - FGIC Insured

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Baa2          5,977,525
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

       10,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-         10,930,000
                 Texas, Environmental Facilities Revenue Bonds, Dow
                 Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        3,345   Fort Worth, Texas, Water and Sewerage Revenue Bonds,                  2/12 at 100.00      AA (4)          3,670,903
                 Series 2001, 5.625%, 2/15/19 (Pre-refunded 2/15/12)

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste             6/08 at 102.00        BBB-          5,115,150
                 Disposal Revenue Bonds, Valero Refining and Marketing
                 Company Project, Series 1997, 5.600%, 12/01/31 (Alternative
                 Minimum Tax)


                                       40

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                Harris County Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Memorial Hermann Healthcare System,
                Series 2004A:
$       1,000    5.000%, 12/01/20                                                    12/14 at 100.00          A+     $    1,047,680
        1,000    5.000%, 12/01/21                                                    12/14 at 100.00          A+          1,045,600
        2,500    5.125%, 12/01/22                                                    12/14 at 100.00          A+          2,638,600

        2,800   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,976,624
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

        4,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          4,347,000
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       10,850   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA          4,771,396
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/25 - AMBAC Insured

          725   Keller Independent School District, Tarrant County, Texas,            8/11 at 100.00         AAA            767,985
                 Unlimited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.250%, 8/15/26

        5,460   Keller Independent School District, Tarrant County, Texas,            8/11 at 100.00         Aaa          5,861,419
                 Unlimited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.250%, 8/15/26 (Pre-refunded 8/15/11)

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                2005:
          800    5.250%, 8/15/21                                                        No Opt. Call        BBB-            842,912
        1,000    5.125%, 8/15/26                                                        No Opt. Call        BBB-          1,034,740

        2,000   Pearland Independent School District, Brazoria County, Texas,         2/11 at 100.00         AAA          2,132,820
                 Unlimited Tax Schoolhouse Bonds, Series 2001A,
                 5.250%, 2/15/22 (Pre-refunded 2/15/11)

        1,000   Sabine River Authority, Texas, Pollution Control Revenue             11/15 at 100.00        Baa2          1,037,470
                 Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        3,935   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,082,523
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        3,900   Texas, General Obligation Bonds, Veterans Housing Assistance         12/11 at 101.00         Aa1          4,065,204
                 Program Fund II, Series 2001C-1, 5.200%, 12/01/21
                 (Alternative Minimum Tax)

        6,945   Weatherford Independent School District, Parker County, Texas,         2/11 at 44.73         AAA          2,589,374
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2001, 0.000%, 2/15/25

------------------------------------------------------------------------------------------------------------------------------------
       73,660   Total Texas                                                                                              67,384,149
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.1% (0.0% OF TOTAL INVESTMENTS)

           20   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/07 at 100.00         AAA             20,451
                 Series 1994B, 6.450%, 7/01/14

          295   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/09 at 101.50         AAA            299,369
                 Series 1997C, 5.600%, 7/01/18 (Alternative Minimum Tax)

          150   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/07 at 101.50         AAA            152,594
                 Series 1997E-2, 5.875%, 1/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          465   Total Utah                                                                                                  472,414
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.3% (6.1% OF TOTAL INVESTMENTS)

       15,000   Chelan County Public Utility District 1, Washington, Hydro            7/12 at 100.00         AAA         16,118,100
                 Consolidated System Revenue Bonds, Series 2002A,
                 5.450%, 7/01/37 - AMBAC Insured (Alternative Minimum Tax)

        7,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          8,285,100
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        5,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          5,488,450
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

       10,080   King County School District 401, Highline, Washington,                6/12 at 100.00         AAA         11,003,328
                 General Obligation Bonds, Series 2002, 5.500%, 12/01/16 -
                 FGIC Insured

        6,965   Port of Seattle, Washington, Revenue Bonds, Series 1999A,             9/12 at 100.00         AAA          7,465,992
                 5.250%, 9/01/22 - FGIC Insured

        2,820   Skagit County Public Hospital District 1, Washington, General        12/14 at 100.00         Aaa          3,116,213
                 Obligation Bonds, Series 2004A, 5.375%, 12/01/19 -
                 MBIA Insured

        2,500   Snohomish County, Washington, Limited Tax General Obligation         12/11 at 100.00         AAA          2,649,350
                 Bonds, Series 2001, 5.125%, 12/01/22 - MBIA Insured

        4,905   Washington, Various Purpose General Obligation Bonds,                 1/09 at 100.00         Aa1          5,028,655
                 Series 1999B, 5.000%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------------
       54,770   Total Washington                                                                                         59,155,188
------------------------------------------------------------------------------------------------------------------------------------


                                       41

                        Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 2.5% (1.6% OF TOTAL INVESTMENTS)

$       7,000   Harrison County Commission, West Virginia, Solid Waste               11/06 at 100.00         AAA     $    7,081,760
                 Disposal Revenue Bonds, Potomac Edison Company - Harrison
                 Station, Series 1993B, 6.250%, 5/01/23 - AMBAC Insured
                 (Alternative Minimum Tax)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          5,176,900
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22

        1,000   Pleasants County, West Virginia, Pollution Control Revenue            4/09 at 101.00         AAA          1,043,820
                 Bonds, West Penn Power Company Pleasants Station Project,
                 Series 1999E, 5.500%, 4/01/29 - AMBAC Insured (Alternative
                 Minimum Tax)

        2,355   West Virginia University, Unlimited Tax General Revenue Bonds,       10/14 at 100.00         AAA          2,504,331
                 Student Fees, Series 2004C, 5.000%, 10/01/24 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,355   Total West Virginia                                                                                      15,806,811
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 2.4% (1.6% OF TOTAL INVESTMENTS)

        5,105   Wisconsin Health and Educational Facilities Authority, Revenue        2/09 at 101.00        BBB+          5,304,708
                 Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29

          315   Wisconsin Health and Educational Facilities Authority,                5/16 at 100.00         BBB            321,328
                 Revenue Bonds, Divine Savior Healthcare, Series 2006,
                 5.000%, 5/01/32

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        5/14 at 100.00        BBB+          1,094,470
                 Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24

        3,215   Wisconsin Health and Educational Facilities Authority, Revenue        2/07 at 102.00         AAA          3,294,153
                 Bonds, Marshfield Clinic, Series 1997, 5.625%, 2/15/17 -
                 MBIA Insured

        5,300   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00         AAA          5,524,296
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,935   Total Wisconsin                                                                                          15,538,955
------------------------------------------------------------------------------------------------------------------------------------


                WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)

        2,750   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00        BBB-          2,924,872
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$   1,018,960   Total Investments (cost $903,835,825) - 152.1%                                                          966,062,669
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                     15,918,351
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.6)%                                                       (347,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  634,981,020
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
                        Portfolio of
                                INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 3.4% (2.1% OF TOTAL INVESTMENTS)

$       5,150   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00          A-     $    5,496,183
                 Bonds, Series 2001, 5.750%, 12/01/16

        2,395   Alabama Housing Finance Authority, FNMA Multifamily                   2/11 at 102.00         AAA          2,520,738
                 Housing Revenue Bonds, South Bay Apartments, Series 2000K,
                 5.950%, 2/01/33 (Alternative Minimum Tax)

       11,895   Alabama Special Care Facilities Financing Authority,                 11/06 at 100.50         Aaa         11,966,608
                 Birmingham, Hospital Revenue Bonds, Daughters of Charity
                 National Health System - Providence Hospital and St. Vincent's
                 Hospital, Series 1995, 5.000%, 11/01/25 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       19,440   Total Alabama                                                                                            19,983,529
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.9% (0.5% OF TOTAL INVESTMENTS)

        1,665   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00         AAA          1,751,364
                 Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured

        3,065   Alaska Municipal Bond Bank Authority, General Obligation             12/13 at 100.00         AAA          3,307,043
                 Bonds, Series 2003E, 5.250%, 12/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,730   Total Alaska                                                                                              5,058,407
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.6% (1.0% OF TOTAL INVESTMENTS)

        5,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,234,650
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/31 - MBIA Insured

        4,100   Salt River Project Agricultural Improvement and Power District,      12/13 at 100.00         AAA          4,367,771
                 Arizona, Electric System Revenue Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,100   Total Arizona                                                                                             9,602,421
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

           27   Jacksonville Residential Housing Facilities Board, Arkansas,          1/07 at 100.00         Aaa             28,207
                 FNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1993A-2,
                 7.900%, 1/01/11

           77   Lonoke County Residential Housing Facilities Board, Arkansas,         4/07 at 101.00         Aaa             77,024
                 FNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 4/01/11

------------------------------------------------------------------------------------------------------------------------------------
          104   Total Arkansas                                                                                              105,231
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 9.9% (6.3% OF TOTAL INVESTMENTS)

        1,800   California Department of Water Resources, Power Supply                5/12 at 101.00         AAA          1,988,820
                 Revenue Bonds, Series 2002A, 5.500%, 5/01/14 -
                 AMBAC Insured

       17,000   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A         17,477,019
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        5,000   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          5,217,300
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        3,665   California Infrastructure Economic Development Bank,                    No Opt. Call         AAA          5,182,053
                 First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A. Residuals Series 1485, 7.327%, 7/01/33 -
                 AMBAC Insured (IF)

        2,000   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          2,129,200
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

       12,000   California, General Obligation Bonds, Series 2003, 5.250%, 2/01/22    8/13 at 100.00          A+         12,956,280

        4,500   California, General Obligation Bonds, Series 2004, 5.100%, 2/01/34    2/09 at 100.00          A+          4,589,685

        4,780   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA          3,649,769
                 Toll Road Revenue Bonds, Series 1995A,
                 0.000%, 1/01/14 (ETM)

        1,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          1,141,290
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39


                                       43

                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       3,190   Hillsborough City School District, San Mateo County,                    No Opt. Call         AAA     $    1,279,349
                 California, General Obligation Bonds, Series 2006B,
                 0.000%, 9/01/27

          795   Santa Clara Valley Water District, California, Water Utility          6/10 at 100.00          AA            829,495
                 System Revenue Bonds, Series 2000A, 5.000%, 6/01/18

        1,945   South Gate Public Financing Authority, California, Water                No Opt. Call         AAA          2,166,263
                 Revenue Refunding Bonds, Series 1996A, 6.000%, 10/01/12 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       57,675   Total California                                                                                         58,606,523
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 6.2% (3.9% OF TOTAL INVESTMENTS)

        6,500   Adams 12 Five Star Schools, Adams County, Colorado,                  12/15 at 100.00         AAA          6,805,955
                 General Obligation Bonds, Series 2005, 4.750%, 12/15/23 -
                 FSA Insured

        2,000   Colorado Health Facilities Authority, Revenue Refunding Bonds,        9/11 at 100.00      AA (4)          2,142,800
                 Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21
                 (Pre-refunded 9/01/11)

          530   Colorado Housing Finance Authority, Single Family Program            10/09 at 105.00         Aa2            541,241
                 Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

        3,040   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+          3,429,758
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

                Denver Convention Center Hotel Authority, Colorado, Senior
                Revenue Bonds, Convention Center Hotel, Series 2003A:
        2,940    5.000%, 12/01/20 (Pre-refunded 12/01/13) - XLCA Insured             12/13 at 100.00         AAA          3,181,492
       10,000    5.000%, 12/01/33 (Pre-refunded 12/01/13) - XLCA Insured             12/13 at 100.00         AAA         10,821,400

        4,345   El Paso County School District 20, Academy, Colorado,                12/12 at 100.00         Aaa          4,704,549
                 General Obligation Bonds, Series 2002, 5.250%, 12/15/17 -
                 FGIC Insured

          755   Jefferson County School District R1, Colorado, General Obligation    12/14 at 100.00         AAA            808,235
                 Bonds, Series 2004, 5.000%, 12/15/22 - FSA Insured

        4,125   Municipal Subdistrict Northern Colorado Water District,              12/07 at 101.00         AAA          4,234,478
                 Revenue Bonds, Series 1997G, 5.250%, 12/01/15 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       34,235   Total Colorado                                                                                           36,669,908
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 4.2% (2.7% OF TOTAL INVESTMENTS)

        6,000   District of Columbia, General Obligation Bonds, Series 1993B-2,         No Opt. Call         AAA          6,343,440
                 5.500%, 6/01/10 - FSA Insured

            5   District of Columbia, General Obligation Bonds, Series 1993E,        12/06 at 100.00         AAA              5,010
                 6.000%, 6/01/09 - CAPMAC Insured

        1,200   District of Columbia, General Obligation Refunding Bonds,               No Opt. Call         AAA          1,215,228
                 Series 1993A, 6.000%, 6/01/07 - MBIA Insured

          145   District of Columbia, General Obligation Refunding Bonds,               No Opt. Call         AAA            147,058
                 Series 1993A, 6.000%, 6/01/07 - MBIA Insured (ETM)

        4,250   District of Columbia, Hospital Revenue Refunding Bonds,               2/07 at 102.00         AAA          4,342,013
                 Medlantic Healthcare Group, Series 1993A, 5.750%, 8/15/14 -
                 MBIA Insured (ETM)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
        9,670    0.000%, 4/01/26 - MBIA Insured                                        4/11 at 42.15         AAA          3,359,842
       15,235    0.000%, 4/01/30 - MBIA Insured                                        4/11 at 32.93         AAA          4,153,670

        5,000   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA          5,187,650
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.250%, 10/01/12 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,505   Total District of Columbia                                                                               24,753,911
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 5.2% (3.3% OF TOTAL INVESTMENTS)

        5,000   Broward County School Board, Florida, Certificates of                 7/13 at 100.00         AAA          5,228,750
                 Participation, Series 2003, 5.000%, 7/01/28 - MBIA Insured

        5,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,      10/13 at 100.00         AAA          5,385,200
                 Tampa International Airport, Series 2003A, 5.250%, 10/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

        5,000   Martin County Industrial Development Authority, Florida,             12/06 at 100.00         BB+          5,018,400
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative
                 Minimum Tax)


                                       44


    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$       1,380   Miami-Dade County Housing Finance Authority, Florida,                 1/11 at 102.00         AAA     $    1,454,727
                 Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                 Series 2000-5A, 5.850%, 7/01/20 - FSA Insured (Alternative
                 Minimum Tax)

        3,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami            10/15 at 100.00         AAA          3,648,925
                 International Airport, Series 2005A, 5.000%, 10/01/37 -
                 XLCA Insured (Alternative Minimum Tax)

        9,500   Sunrise, Florida, Utility System Revenue Refunding Bonds,            10/18 at 100.00         AAA         10,276,055
                 Series 1998, 5.000%, 10/01/28 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,380   Total Florida                                                                                            31,012,057
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 2.5% (1.6% OF TOTAL INVESTMENTS)

        4,400   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                   No Opt. Call         AAA          5,116,452
                 Series 1999A, 5.500%, 11/01/22 - FGIC Insured

        2,880   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call          A+          3,371,155
                 Bonds, Series 1992B, 8.250%, 1/01/11

        5,500   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call         AAA          6,390,560
                 Bonds, Series 1993B, 5.700%, 1/01/19 - FGIC Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       12,780   Total Georgia                                                                                            14,878,167
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.0% (0.6% OF TOTAL INVESTMENTS)

        3,720   Honolulu City and County, Hawaii, General Obligation Refunding          No Opt. Call         Aa2          4,012,615
                 and Improvement Bonds, Series 1993B, 5.000%, 10/01/13

        1,580   Honolulu City and County, Hawaii, General Obligation Refunding          No Opt. Call         Aaa          1,713,826
                 and Improvement Bonds, Series 1993B, 5.000%, 10/01/13 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        5,300   Total Hawaii                                                                                              5,726,441
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 14.6% (9.3% OF TOTAL INVESTMENTS)

        4,000   Chicago Board of Education, Illinois, General Obligation Lease          No Opt. Call         AAA          4,605,840
                 Certificates, Series 1992A, 6.250%, 1/01/15 - MBIA Insured

        5,550   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A,       1/11 at 101.00         AAA          5,736,147
                 5.125%, 1/01/26 - FSA Insured (Alternative Minimum Tax)

        5,000   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,              7/08 at 102.00         AAA          5,208,000
                 5.250%, 1/01/28 - FGIC Insured

        1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00         AAA          1,758,240
                 O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                 FGIC Insured

                Cook County School District 99, Cicero, Illinois, General
                Obligation School Bonds, Series 1997:
        1,455    8.500%, 12/01/13 - FGIC Insured                                        No Opt. Call         Aaa          1,882,101
        1,685    8.500%, 12/01/15 - FGIC Insured                                        No Opt. Call         Aaa          2,291,095

        6,090   Illinois Development Finance Authority, GNMA Collateralized           4/11 at 105.00         Aaa          6,164,602
                 Mortgage Revenue Bonds, Greek American Nursing Home
                 Committee, Series 2000A, 7.600%, 4/20/40

        1,385   Illinois Finance Authority, General Obligation Debt Certificates,    12/14 at 100.00         Aaa          1,487,324
                 Local Government Program - Kankakee County, Series 2005B,
                 5.000%, 12/01/18 - AMBAC Insured

        2,515   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          2,685,115
                 Memorial Hospital, Series 2004A, 5.250%, 8/15/34

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage            8/13 at 100.00         AAA          4,178,920
                 Revenue Refunding Bonds, Sinai Health System, Series 2003,
                 5.150%, 2/15/37

        4,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          4,177,160
                 Medical Center, Series 2002, 5.500%, 5/15/32

                Illinois Health Facilities Authority, Revenue Refunding Bonds,
                Lutheran General Health System, Series 1993C:
        3,045    7.000%, 4/01/08                                                        No Opt. Call          A+          3,128,250
        4,075    7.000%, 4/01/14                                                        No Opt. Call          A+          4,822,273

          720   Illinois Housing Development Authority, Multifamily Program           3/07 at 100.00          A+            720,907
                 Bonds, Series 1994-5, 6.650%, 9/01/14

        3,410   Illinois Housing Development Authority, Section 8 Elderly            11/06 at 100.00           A          3,507,356
                 Housing Revenue Bonds, Skyline Towers Apartments,
                 Series 1992B, 6.875%, 11/01/17


                                       45

                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       9,795   Lake, Cook, Kane and McHenry Counties Community Unit School             No Opt. Call         AAA     $   11,091,270
                 District 220, Barrington, Illinois, School Refunding Bonds,
                 Series 2002, 5.250%, 12/01/19 - FSA Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        9,500    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          6,311,705
        4,540    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          4,754,560
       36,040    0.000%, 6/15/40 - MBIA Insured                                         No Opt. Call         AAA          8,141,436

        3,050   Regional Transportation Authority, Cook, DuPage, Kane,                  No Opt. Call         AAA          3,839,431
                 Lake, McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1990A, 7.200%, 11/01/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      111,520   Total Illinois                                                                                           86,491,732
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 9.2% (5.8% OF TOTAL INVESTMENTS)

                Carmel Redevelopment Authority, Lease Rent Revenue Bonds,
                Series 2005:
        1,950    0.000%, 2/01/24                                                        No Opt. Call          AA            882,394
        2,705    0.000%, 2/01/25                                                        No Opt. Call          AA          1,164,881

        3,965   Indiana Educational Facilities Authority, Revenue Bonds, Butler       2/11 at 100.00         AAA          4,225,382
                 University, Series 2001, 5.500%, 2/01/26 - MBIA Insured

        1,500   Indiana Educational Facilities Authority, Revenue Bonds,             10/09 at 101.00         AAA          1,595,355
                 University of Indianapolis, Series 1999, 5.750%, 10/01/19 -
                 FSA Insured

       22,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA         23,734,697
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30 (Pre-refunded 8/15/10) - MBIA Insured

        3,000   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          3,498,900
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        2,800   Indiana Health Facility Financing Authority, Revenue Bonds,           5/15 at 100.00         AAA          2,941,372
                 Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 -
                 AMBAC Insured

                Indiana Transportation Finance Authority, Highway Revenue
                Bonds, Series 2003A:
        4,000    5.000%, 6/01/23 - FSA Insured                                        6/13 at 100.00         AAA          4,238,880
        6,000    5.000%, 6/01/24 - FSA Insured                                        6/13 at 100.00         AAA          6,353,700

          420   Marion County Convention and Recreational Facilities Authority,       6/07 at 102.00         AAA            428,282
                 Indiana, Excise Tax Lease Rental Revenue Bonds, Series 1997A,
                 5.000%, 6/01/27 - MBIA Insured

        5,000   Metropolitan School District Warren Township Vision 2005              1/11 at 100.00         AAA          5,378,500
                 School Building Corporation, Marion County, Indiana, First
                 Mortgage Bonds, Series 2000, 5.500%, 7/15/20
                 (Pre-refunded 1/15/11) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       53,340   Total Indiana                                                                                            54,442,343
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   Iowa Finance Authority, Health Facility Revenue Bonds,                7/16 at 100.00        BBB-          1,014,870
                 Care Initiatives Project, Series 2006A, 5.000%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        2,000   Olathe, Kansas, Health Facilities Revenue Bonds, Olathe               9/10 at 100.00         AAA          2,126,720
                 Medical Center, Series 2000A, 5.500%, 9/01/25 -
                 AMBAC Insured

        6,825   Sedgwick County Unified School District 259, Wichita, Kansas,         9/10 at 100.00          AA          6,626,393
                 General Obligation Bonds, Series 2000, 3.500%, 9/01/16

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA          1,881,495
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,575   Total Kansas                                                                                             10,634,608
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 3.9% (2.5% OF TOTAL INVESTMENTS)

        3,070   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,277,870
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/20 - AMBAC Insured

        1,750   Louisiana Local Government Environmental Facilities and               6/12 at 105.00         Aaa          1,936,743
                 Community Development Authority, GNMA Collateralized
                 Mortgage Revenue Refunding Bonds, Sharlo Apartments,
                 Series 2002A, 6.500%, 6/20/37


                                       46

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       5,150   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+     $    5,448,546
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/32

        3,400   Louisiana State, Gas Tax Revenue Bonds, Series 2006,                  5/16 at 100.00         AAA          3,373,480
                 4.500%, 5/01/41 (WI/DD, Settling 11/02/06) - FGIC Insured

        4,310   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         AAA          4,209,232
                 Residuals 660-1, 5.850%, 5/01/41 (WI/DD, Settling 11/02/06) -
                 FGIC Insured (IF)

          495   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         AAA            539,075
                 Residuals 661, 6.597%, 5/01/39 (WI/DD, Settling 11/02/06) -
                 FSA Insured (IF)

        4,195   Orleans Levee District, Louisiana, Levee District General            12/06 at 102.00         AAA          4,306,587
                 Obligation Bonds, Series 1986, 5.950%, 11/01/14 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,370   Total Louisiana                                                                                          23,091,533
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 1.3% (0.8% OF TOTAL INVESTMENTS)

        7,520   Maine Educational Loan Marketing Corporation, Student Loan              No Opt. Call          A2          7,520,000
                 Revenue Bonds, Subordinate Series 1994B-2, 6.250%, 11/01/06
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 3.0% (1.9% OF TOTAL INVESTMENTS)

        2,905   Maryland Community Development Administration, Housing                1/07 at 102.00         Aa2          2,968,620
                 Revenue Bonds, Series 1996A, 5.875%, 7/01/16

        2,900   Maryland Community Development Administration, Housing                7/07 at 102.00         Aa2          2,978,474
                 Revenue Bonds, Series 1997A, 6.000%, 7/01/39 (Alternative
                 Minimum Tax)

           50   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        BBB+             53,386
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24

        2,210   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA          2,272,875
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 4.750%, 7/01/36 (WI/DD, Settling 11/16/06) - MBIA Insured

        6,800   Montgomery County Housing Opportunities Commission,                   1/07 at 102.00         Aa2          6,954,224
                 Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                 Bonds, Series 1996B, 6.400%, 7/01/28 (Alternative
                 Minimum Tax)

        2,315   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,418,805
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       17,180   Total Maryland                                                                                           17,646,384
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.5% (1.0% OF TOTAL INVESTMENTS)

        3,585   Massachusetts Development Finance Agency, Revenue Bonds,              3/15 at 100.00           A          3,681,867
                 Curry College, Series 2005A, 5.000%, 3/01/35 - ACA Insured

        5,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          5,108,350
                 System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,585   Total Massachusetts                                                                                       8,790,217
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 7.3% (4.6% OF TOTAL INVESTMENTS)

        6,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA          6,325,260
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 -
                 MBIA Insured

        1,535   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/07 at 101.00         AAA          1,564,917
                 Bonds, Series 1997A, 5.000%, 7/01/27 (Pre-refunded
                 7/01/07) - MBIA Insured

        8,915   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/07 at 101.00         AAA          9,069,497
                 Bonds, Series 1997A, 5.000%, 7/01/27 - MBIA Insured

        5,400   Detroit, Michigan, Sewer Disposal System Revenue Bonds,               7/16 at 100.00         AAA          5,445,792
                 Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

                Hancock Hospital Finance Authority, Michigan, FHA-Insured
                Mortgage Hospital Revenue Bonds, Portage Health System
                Inc., Series 1998:
          425    4.625%, 8/01/18 - MBIA Insured                                       8/08 at 100.00         AAA            425,404
        4,400    5.450%, 8/01/47 - MBIA Insured                                       8/08 at 100.00         AAA          4,522,408

        5,000   Michigan State Building Authority, Revenue Refunding Bonds,          10/13 at 100.00         AAA          5,249,800
                 Facilities Program, Series 2003II, 5.000%, 10/15/29 -
                 MBIA Insured


                                       47

                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$      10,500   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-     $   10,647,210
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/23

------------------------------------------------------------------------------------------------------------------------------------
       42,175   Total Michigan                                                                                           43,250,288
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.8% (0.5% OF TOTAL INVESTMENTS)

          900   Minneapolis-St. Paul Housing Finance Board, Minnesota,               11/07 at 102.00         AAA            918,576
                 FNMA/GNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1997,
                 5.800%, 11/01/30 (Alternative Minimum Tax)

        3,500   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,690,925
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,400   Total Minnesota                                                                                           4,609,501
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.6% (1.0% OF TOTAL INVESTMENTS)

        1,285   Jones County, Mississippi, Hospital Revenue Bonds, South             12/07 at 100.00    BBB+ (4)          1,307,616
                 Central Regional Medical Center, Series 1997,
                 5.350%, 12/01/10 (Pre-refunded 12/01/07)

        1,875   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          1,922,513
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24

        5,180   Mississippi, General Obligation Refunding Bonds, Series 2002A,          No Opt. Call          AA          5,985,904
                 5.500%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
        8,340   Total Mississippi                                                                                         9,216,033
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.9% (0.6% OF TOTAL INVESTMENTS)

        3,000   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          3,151,050
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

        2,000   St. Louis, Missouri, Airport Revenue Bonds, Airport Development       7/11 at 100.00         AAA          2,073,480
                 Program, Series 2001A, 5.000%, 7/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Missouri                                                                                            5,224,530
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.7% (1.0% OF TOTAL INVESTMENTS)

        9,000   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student               No Opt. Call         AAA          9,768,330
                 Loan Program, Series 1993A-5A, 6.250%, 6/01/18 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.4% (2.8% OF TOTAL INVESTMENTS)

       10,420   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,428,552
                 Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded
                 6/15/12) - MBIA Insured

        4,500   Clark County School District, Nevada, General Obligation                No Opt. Call         AAA          4,999,500
                 School Improvement Bonds, Series 1991A, 7.000%, 6/01/10 -
                 MBIA Insured

        7,000   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          7,439,390
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

        5,425   Director of Nevada State Department of Business and Industry,           No Opt. Call         AAA          2,412,823
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 0.000%, 1/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,345   Total Nevada                                                                                             26,280,265
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 4.1% (2.6% OF TOTAL INVESTMENTS)

        1,100   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-          1,229,338
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

          880   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,             No Opt. Call         AAA          1,035,109
                 6.500%, 1/01/16 - MBIA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          300    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA            352,653
        2,345    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA          2,756,571

       13,470   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB         14,316,454
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

        3,995   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB          4,559,454
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39

------------------------------------------------------------------------------------------------------------------------------------
       22,090   Total New Jersey                                                                                         24,249,579
------------------------------------------------------------------------------------------------------------------------------------


                                       48

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.0% (7.0% OF TOTAL INVESTMENTS)

$       1,200   Hempstead Industrial Development Agency, New York,                      No Opt. Call         BB+     $    1,232,268
                 Resource Recovery Revenue Refunding Bonds, American
                 Ref-Fuel Company of Hempstead LP, Series 2001,
                 5.000%, 12/01/10 (Mandatory put 6/01/10)

       11,825   New York City Transitional Finance Authority, New York,               5/08 at 101.00         AAA         12,140,018
                 Future Tax Secured Bonds, Fiscal Series 1998C,
                 5.000%, 5/01/26

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 1998C:
        1,350    5.000%, 5/01/26 (Pre-refunded 5/01/08)                               5/08 at 101.00         AAA          1,393,254
           35    5.000%, 5/01/26 (Pre-refunded 5/01/08)                               5/08 at 101.00         AAA             36,121
        3,705    5.000%, 5/01/26 (Pre-refunded 5/01/08)                               5/08 at 101.00         AAA          3,822,634

          220   New York City Transitional Finance Authority, New York,               5/10 at 101.00         AAA            239,074
                 Future Tax Secured Bonds, Fiscal Series 2000A,
                 5.875%, 11/01/16 (Pre-refunded 5/01/10)

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000C:
        3,630    5.875%, 11/01/16 (Pre-refunded 5/01/10)                              5/10 at 101.00         AAA          3,947,226
        5,000    5.500%, 11/01/24 (Pre-refunded 5/01/10)                              5/10 at 101.00         AAA          5,373,050

                New York Dorm Authority, State Personal Income Tax Revenue
                Bonds, Education, Series 2006C:
        1,515    5.000%, 12/15/31 (WI/DD, Settling 11/16/06)                         12/16 at 100.00         AAA          1,626,322
        3,035    5.000%, 12/15/35 (WI/DD, Settling 11/16/06)                         12/16 at 100.00         AAA          3,247,602

        1,195   New York State Medical Care Facilities Finance Agency,                2/07 at 100.00         AAA          1,203,963
                 FHA-Insured Mortgage Revenue Bonds, Hospital and
                 Nursing Home Projects, Series 1992B, 6.200%, 8/15/22

        4,200   New York State Medical Care Facilities Finance Agency,                2/07 at 100.00          AA          4,226,754
                 FHA-Insured Mortgage Revenue Bonds, Kenmore Mercy
                 Hospital, Series 1995B, 6.150%, 2/15/35

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       10,800    5.500%, 6/01/16                                                      6/10 at 100.00         AA-         11,433,420
        2,500    5.500%, 6/01/18                                                      6/12 at 100.00         AA-          2,713,875

        5,000   New York State Urban Development Corporation, Service                 1/11 at 100.00         AA-          5,341,300
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        6,250   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          7,303,125
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 - MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       61,460   Total New York                                                                                           65,280,006
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 2.6% (1.7% OF TOTAL INVESTMENTS)

        2,445   North Carolina Infrastructure Finance Corporation, Certificates       2/14 at 100.00         AA+          2,588,742
                 of Participation, Correctional Facilities, Series 2004A,
                 5.000%, 2/01/21

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          2,183,660
                 Revenue Bonds, Series 1992, 6.000%, 1/01/11 - MBIA Insured

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA         10,781,400
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,445   Total North Carolina                                                                                     15,553,802
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 2.3% (1.4% OF TOTAL INVESTMENTS)

        9,000   Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,          1/10 at 101.00         AAA          9,273,780
                 5.000%, 1/01/31 - FSA Insured

        3,000   Franklin County, Ohio, Development Revenue Bonds,                    10/09 at 101.00           A          3,170,490
                 American Chemical Society, Series 1999, 5.800%, 10/01/14

        1,000   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/07 at 101.00         Aa2          1,008,460
                 Mortgage Revenue Bonds, Hamilton Creek Apartments
                 Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       13,000   Total Ohio                                                                                               13,452,730
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.7% (0.4% OF TOTAL INVESTMENTS)

          320   Oklahoma Housing Finance Agency, Single Family Mortgage               3/10 at 101.00         Aaa            335,981
                 Revenue Bonds, Homeownership Loan Program,
                 Series 2000C-2, 6.200%, 9/01/28 (Alternative Minimum Tax)


                                       49

                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA (continued)

$       3,340   Tulsa Industrial Authority, Oklahoma, Hospital Revenue                  No Opt. Call         AAA     $    3,574,635
                 Refunding Bonds, Hillcrest Medical Center, Series 1996,
                 6.500%, 6/01/09 - CONNIE LEE/AMBA Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        3,660   Total Oklahoma                                                                                            3,910,616
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 1.3% (0.8% OF TOTAL INVESTMENTS)

        5,000   Pennsylvania Economic Development Financing Authority,                1/07 at 100.00          B+          5,000,100
                 Senior Lien Resource Recovery Revenue Bonds, Northampton
                 Generating Project, Series 1994A, 6.400%, 1/01/09 (Alternative
                 Minimum Tax)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          2,886,910
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,600   Total Pennsylvania                                                                                        7,887,010
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 3.1% (2.0% OF TOTAL INVESTMENTS)

       12,390   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA         14,514,017
                 Refunding Bonds, Series 1997, 6.500%, 7/01/13 - MBIA Insured

        3,470   University of Puerto Rico, University System Revenue Bonds,           6/10 at 100.00         AAA          3,725,219
                 Series 2000O, 5.750%, 6/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,860   Total Puerto Rico                                                                                        18,239,236
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 3.6% (2.3% OF TOTAL INVESTMENTS)

       20,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         21,531,399
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.2% (2.7% OF TOTAL INVESTMENTS)

        4,120   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          4,442,884
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/23 - MBIA Insured

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00         AAA          3,145,440
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, Series 1991:
        5,000    6.250%, 1/01/21 - FGIC Insured                                         No Opt. Call         AAA          6,149,200
        5,750    4.000%, 1/01/23 - MBIA Insured                                       1/07 at 100.00         AAA          5,533,973

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          5,580,889
                 Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,955   Total South Carolina                                                                                     24,852,386
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,891,505
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 0.4% (0.2% OF TOTAL INVESTMENTS)

        1,500   Metropolitan Government of Nashville-Davidson County,                 5/08 at 102.00          AA          1,559,430
                 Tennessee, Electric System Revenue Bonds, Series 1998A,
                 5.200%, 5/15/23

          680   Sullivan County Health Educational and Housing Facilities             9/16 at 100.00        BBB+            715,156
                 Board, Tennessee, Revenue Bonds, Wellmont Health System,
                 Series 2006C, 5.250%, 9/01/36 (WI/DD, Settling 11/02/06)

------------------------------------------------------------------------------------------------------------------------------------
        2,180   Total Tennessee                                                                                           2,274,586
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 17.5% (11.2% OF TOTAL INVESTMENTS)

        4,500   Alliance Airport Authority, Texas, Special Facilities Revenue        12/06 at 100.00        CCC+          4,590,000
                 Bonds, American Airlines Inc., Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

        4,000   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          4,192,280
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        3,345   Columbia-Brazoria Independent School District, Texas,                 2/09 at 100.00         AAA          3,378,517
                 Unlimited Tax School Building Bonds, Series 1999,
                 4.750%, 2/01/25

        2,250   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/14 at 100.00         AAA          2,340,225
                 Bonds, Series 2004B, 5.000%, 11/01/27 - FSA Insured
                 (Alternative Minimum Tax)


                                       50

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       8,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA     $    8,702,000
                 Refunding and Improvement Bonds, Series 2001A,
                 5.875%, 11/01/19 - FGIC Insured (Alternative Minimum Tax)

        6,000   Garland Housing Finance Corporation, Texas, Multifamily              12/11 at 101.00         N/R          6,483,840
                 Housing Revenue Bonds, Legacy Pointe Apartments,
                 Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)

        3,750   Harris County Flood Control District, Texas, General Obligation      10/13 at 100.00         AA+          3,984,075
                 Bonds, Series 2003, 5.000%, 10/01/23

        7,000   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          7,301,210
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

       28,305   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA         10,850,722
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/28 - AMBAC Insured

        7,500   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA          9,411,975
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 -
                 FSA Insured (ETM)

       33,505   Leander Independent School District, Williamson and Travis             8/14 at 25.08         AAA          5,814,793
                 Counties, Texas, General Obligation Bonds, Series 2006,
                 0.000%, 8/15/39

          148   Midland Housing Finance Corporation, Texas, Single Family            11/06 at 102.00         Aaa            150,818
                 Mortgage Revenue Refunding Bonds, Series 1992A,
                 8.450%, 12/01/11

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds,
                Series 2001:
        2,300    5.500%, 2/15/21                                                      2/11 at 100.00         AAA          2,458,907
        2,400    5.500%, 2/15/23                                                      2/11 at 100.00         AAA          2,565,816

                Mt. Pleasant Independent School District, Titus County, Texas,
                General Obligation Refunding Bonds, Series 2001:
        3,025    5.000%, 2/15/26                                                      8/11 at 100.00         Aaa          3,136,108
        3,000    5.125%, 2/15/31                                                      8/11 at 100.00         Aaa          3,118,800

        6,000   Raven Hills Higher Education Corporation, Texas, Student              8/12 at 100.00         Aaa          6,430,860
                 Housing Revenue Bonds, Angelo State University - Texan
                 Hall LLC, Series 2002A, 5.000%, 8/01/25 (Pre-refunded
                 8/01/12) - MBIA Insured

        3,410   Retama Development Corporation, Texas, Special Facilities            12/12 at 100.00         AAA          4,066,255
                 Revenue Bonds, Retama Park Racetrack, Series 1993,
                 8.750%, 12/15/18 (Pre-refunded 12/15/12) (5)

        1,800   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          1,974,870
                 System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured

        4,700   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,876,203
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26

        8,500   Travis County Health Facilities Development Corporation,             11/06 at 100.00         Aaa          8,510,880
                 Texas, Hospital Revenue Bonds, Daughters of Charity
                 National Health System, Series 1993B,
                 6.000%, 11/15/22 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
      143,438   Total Texas                                                                                             104,339,154
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 5.2% (3.3% OF TOTAL INVESTMENTS)

        4,845   Bountiful, Davis County, Utah, Hospital Revenue Refunding            12/08 at 101.00         N/R          4,660,696
                 Bonds, South Davis Community Hospital Project,
                 Series 1998, 5.750%, 12/15/18

        5,065   Intermountain Power Agency, Utah, Power Supply Revenue                1/07 at 102.00      A+ (4)          5,141,633
                 Bonds, Series 1996A, 6.150%, 7/01/14 (ETM)

           40   Intermountain Power Agency, Utah, Power Supply Revenue                7/08 at 100.00          A+             40,861
                 Bonds, Series 1996A, 6.150%, 7/01/14

        5,820   Intermountain Power Agency, Utah, Power Supply Revenue                7/07 at 102.00         AAA          6,018,753
                 Refunding Bonds, Series 1997B, 5.750%, 7/01/19
                 (Pre-refunded 7/01/07) - MBIA Insured

       11,750   Intermountain Power Agency, Utah, Power Supply Revenue                7/07 at 102.00         AAA         12,137,750
                 Refunding Bonds, Series 1997B, 5.750%, 7/01/19 -
                 MBIA Insured

          555   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00          AA            564,724
                 Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                Series 2001C:
        1,755    5.500%, 1/01/18 (Alternative Minimum Tax)                            1/11 at 100.00         AA-          1,794,452
          530    5.650%, 1/01/21 (Alternative Minimum Tax)                            1/11 at 100.00         Aa2            545,725

------------------------------------------------------------------------------------------------------------------------------------
       30,360   Total Utah                                                                                               30,904,594
------------------------------------------------------------------------------------------------------------------------------------


                                       51

                        Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)
                             Portfolio of INVESTMENTS October 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.7% (1.2% OF TOTAL INVESTMENTS)

$       8,190   Hampton, Virginia, Revenue Bonds, Convention Center Project,          1/13 at 100.00         AAA     $    8,541,924
                 Series 2002, 5.000%, 1/15/35 - AMBAC Insured

        1,775   Virginia Transportation Board, Transportation Revenue Refunding       5/07 at 101.00         AA+          1,805,512
                 Bonds, U.S. Route 58 Corridor Development Program,
                 Series 1997C, 5.125%, 5/15/19

------------------------------------------------------------------------------------------------------------------------------------
        9,965   Total Virginia                                                                                           10,347,436
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 10.0% (6.4% OF TOTAL INVESTMENTS)

        1,855   Chelan County Public Utility District 1, Washington, Hydro            7/09 at 101.00          AA          1,973,813
                 Consolidated System Revenue Bonds, Series 1999A,
                 6.200%, 7/01/34 (Alternative Minimum Tax)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,761,700
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        1,655   Everett, Washington, Limited Tax General Obligation Bonds,            9/07 at 100.00         Aaa          1,673,751
                 Series 1997, 5.125%, 9/01/17 - FSA Insured

        6,000   Grant County Public Utility District 2, Washington, Revenue           1/15 at 100.00         AAA          6,305,340
                 Bonds, Wanapum Hydroelectric Development, Series 2005A,
                 5.000%, 1/01/34 - FGIC Insured

        1,500   Snohomish County School District 6, Mukilteo, Washington,               No Opt. Call         AAA          1,666,080
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.700%, 12/01/12 - FGIC Insured

        8,155   Tacoma, Washington, Electric System Revenue Refunding                 1/11 at 101.00         AAA          8,915,862
                 Bonds, Series 2001A, 5.750%, 1/01/20 (Pre-refunded
                 1/01/11) - FSA Insured

        4,705   Tacoma, Washington, Sewerage Revenue Refunding Bonds,                   No Opt. Call         AAA          5,113,253
                 Series 1994B, 8.000%, 12/01/08 - FGIC Insured

       11,000   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         Aaa         11,926,090
                 Bonds, Nuclear Project 3, Series 1993B, 7.000%, 7/01/09

        4,700   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         Aaa          4,884,193
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18

        1,000   Washington State Healthcare Facilities Authority, Revenue             8/13 at 102.00         AAA          1,052,590
                 Bonds, Harrison Memorial Hospital, Series 1998,
                 5.000%, 8/15/28 - AMBAC Insured

        2,000   Washington State Healthcare Facilities Authority, Revenue             8/08 at 102.00          AA          2,053,620
                 Bonds, Highline Community Hospital, Series 1998,
                 5.000%, 8/15/21 - RAAI Insured

        5,500   Washington State Healthcare Facilities Authority, Revenue            11/08 at 101.00         Aaa          5,733,695
                 Bonds, Swedish Health Services, Series 1998,
                 5.500%, 11/15/14 - AMBAC Insured

        4,645   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          5,164,868
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

------------------------------------------------------------------------------------------------------------------------------------
       55,215   Total Washington                                                                                         59,224,855
------------------------------------------------------------------------------------------------------------------------------------


                                       52

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.3% (1.5% OF TOTAL INVESTMENTS)

$         500   Wisconsin Health and Educational Facilities Authority, Revenue       12/06 at 102.00         AAA     $      510,705
                 Bonds, Medical College of Wisconsin Inc., Series 1996,
                 5.500%, 12/01/26 - MBIA Insured

        7,500   Wisconsin Health and Educational Facilities Authority,                2/12 at 101.00         AAA          7,934,850
                 Revenue Bonds, Ministry Healthcare Inc., Series 2002A,
                 5.250%, 2/15/32 - MBIA Insured

        5,000   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00         AAA          5,211,600
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,000   Total Wisconsin                                                                                          13,657,155
------------------------------------------------------------------------------------------------------------------------------------
$     979,577   Total Investments (cost $876,033,104) - 157.4%                                                          931,973,278
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.2)%                                                                   (1,631,856)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (57.2)%                                                       (338,400,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  591,941,422
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) The issuer has received a proposed adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES October 31, 2006
                                                                                         PREMIUM           PREMIUM          PREMIUM
                                                                                          INCOME          INCOME 2         INCOME 4
                                                                                           (NPI)             (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,407,807,079,
   $903,835,825 and $876,033,104, respectively)                                   $1,491,777,683    $  966,062,669     $931,973,278
Cash                                                                                   5,674,921         6,782,897               --
Receivables:
   Interest                                                                           22,531,338        14,189,099       15,351,345
   Investments sold                                                                   33,879,695        18,118,509       15,224,896
Other assets                                                                             118,134            72,286          106,591
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                 1,553,981,771     1,005,225,460      962,656,110
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                --                --        2,685,501
Payable for investments purchased                                                     50,106,139        22,422,246       28,819,909
Accrued expenses:
   Management fees                                                                       762,318           504,746          478,786
   Other                                                                                 327,377           189,688          203,717
Preferred share dividends payable                                                        185,076           127,760          126,775
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                               51,380,910        23,244,440       32,314,688
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                               525,000,000       347,000,000      338,400,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                            $  977,600,861    $  634,981,020     $591,941,422
====================================================================================================================================
Common shares outstanding                                                             63,785,430        41,093,661       43,236,703
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                          $        15.33    $        15.45     $      13.69
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                           $      637,854    $      410,937     $    432,367
Paid-in surplus                                                                      901,333,523       570,811,675      587,225,010
Undistributed (Over-distribution of) net investment income                             3,232,245           585,998          335,211
Accumulated net realized gain (loss) from investments                                (11,573,365)          945,566      (51,991,340)
Net unrealized appreciation (depreciation) of investments                             83,970,604        62,226,844       55,940,174
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                            $  977,600,861      $634,981,020     $591,941,422
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000      200,000,000
   Preferred                                                                           1,000,000         1,000,000        1,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended October 31, 2006
                                                                                         PREMIUM           PREMIUM          PREMIUM
                                                                                          INCOME          INCOME 2         INCOME 4
                                                                                           (NPI)             (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $74,756,951       $47,309,852      $46,044,034
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        8,935,735         5,920,769        5,623,015
Preferred shares - auction fees                                                        1,313,150           866,583          846,391
Preferred shares - dividend disbursing agent fees                                         60,000           64,192            79,911
Shareholders' servicing agent fees and expenses                                          161,926            58,301           81,799
Custodian's fees and expenses                                                            349,166           237,830          189,485
Directors' fees and expenses                                                              33,759            21,402           19,928
Professional fees                                                                        158,198            45,272          167,529
Shareholders' reports - printing and mailing expenses                                    121,421            74,492           82,363
Stock exchange listing fees                                                               23,531            15,160           15,950
Investor relations expense                                                               139,416            92,516           88,866
Other expenses                                                                            55,295            55,055           48,717
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and legal fee refund                       11,351,597         7,451,572        7,243,954
   Custodian fee credit                                                                  (28,609)          (25,642)         (92,167)
   Legal fee refund                                                                     (279,339)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                          11,043,649         7,425,930        7,151,787
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 63,713,302        39,883,922       38,892,247
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                             (4,641,502)          941,224         (819,649)
Change in net unrealized appreciation (depreciation) of investments                   35,531,581        19,612,632       15,946,063
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                               30,890,079        20,553,856       15,126,414
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                           (16,526,117)      (10,401,251)     (10,652,875)
From accumulated net realized gains                                                           --          (492,501)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                      (16,526,117)      (10,893,752)     (10,652,875)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                   $78,077,264       $49,544,026      $43,365,786
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                      PREMIUM INCOME (NPI)              PREMIUM INCOME 2 (NPM)             PREMIUM INCOME 4 (NPT)
                                 -----------------------------      ------------------------------     -----------------------------
                                         YEAR             YEAR              YEAR              YEAR             YEAR            YEAR
                                        ENDED            ENDED             ENDED             ENDED            ENDED           ENDED
                                     10/31/06         10/31/05          10/31/06          10/31/05         10/31/06        10/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 63,713,302     $ 62,548,870      $ 39,883,922      $ 40,512,147     $ 38,892,247    $ 39,204,634
Net realized gain (loss) from
   investments                     (4,641,502)      15,187,341           941,224         2,929,207         (819,649)     (6,218,283)
Change in net unrealized
   appreciation (depreciation)
   of investments                  35,531,581      (31,573,368)       19,612,632       (13,011,728)      15,946,063       2,030,792
Distributions to
   Preferred Shareholders:
   From net investment income     (16,526,117)     (10,275,032)      (10,401,251)       (6,593,605)     (10,652,875)     (6,741,182)
   From accumulated net
   realized gains                          --               --          (492,501)         (333,998)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares
   from operations                 78,077,264       35,887,811        49,544,026        23,502,023       43,365,786      28,275,961
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (47,922,007)     (57,980,964)      (31,337,848)      (38,210,760)     (29,941,424)    (35,043,351)
From accumulated net
   realized gains                          --               --        (2,506,898)       (3,990,843)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Common shareholders         (47,922,007)     (57,980,964)      (33,844,746)      (42,201,603)     (29,941,424)    (35,043,351)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares                30,155,257      (22,093,153)       15,699,280       (18,699,580)      13,424,362      (6,767,390)
Net assets applicable
   to Common shares at the
   beginning of year              947,445,604      969,538,757       619,281,740       637,981,320      578,517,060     585,284,450
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $977,600,861     $947,445,604      $634,981,020      $619,281,740     $591,941,422    $578,517,060
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $  3,232,245     $  3,994,053      $    585,998      $  2,445,548     $    335,211    $  2,054,325
====================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2006, Premium Income (NPI), Premium Income 2 (NPM) and Premium Income 4 (NPT) had outstanding when-issued/delayed delivery purchase commitments of $21,712,307, $4,645,943 and $15,373,445, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations for Premium Income (NPI) reflects a refund of workout expanditures paid in a prior reporting period.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
    FINANCIAL STATEMENTS (continued)



Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                      3,800        2,000        2,200
   Series M2                                     2,000           --           --
   Series T                                      3,800        3,000        2,000
   Series T2                                        --           --        1,328
   Series W                                      3,800        2,000        1,680
   Series W2                                        --           --          520
   Series TH                                     3,800        3,000        2,680
   Series F                                      3,800        2,000        1,800
   Series F2                                        --        1,880        1,328
--------------------------------------------------------------------------------
Total                                           21,000       13,880       13,536
================================================================================

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended October 31, 2006, the Funds invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

None of the Funds engaged in transactions in their own shares during the fiscal year ended October 31, 2006, nor during the fiscal year ended October 31, 2005.

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended October 31, 2006, were as follows:

                                           PREMIUM        PREMIUM        PREMIUM
                                            INCOME       INCOME 2       INCOME 4
                                             (NPI)          (NPM)          (NPT)
--------------------------------------------------------------------------------
Purchases                             $220,041,875   $144,345,175   $100,416,039
Sales and maturities                   224,759,544    156,101,530     86,017,820
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2006, the cost of investments was as follows:

                                           PREMIUM        PREMIUM        PREMIUM
                                            INCOME       INCOME 2       INCOME 4
                                             (NPI)          (NPM)          (NPT)
--------------------------------------------------------------------------------
Cost of investments                 $1,406,660,595   $903,429,071   $875,419,842
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2006, were as follows:

                                          PREMIUM        PREMIUM        PREMIUM
                                           INCOME       INCOME 2       INCOME 4
                                            (NPI)          (NPM)          (NPT)
-------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                       $85,562,799    $62,717,344    $57,202,991
   Depreciation                          (445,711)       (83,746)      (649,555)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments      $85,117,088    $62,633,598    $56,553,436
================================================================================


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2006, the Funds' tax year end, were as follows:

                                           PREMIUM        PREMIUM        PREMIUM
                                            INCOME       INCOME 2       INCOME 4
                                             (NPI)          (NPM)          (NPT)
--------------------------------------------------------------------------------
Undistributed net tax-exempt income *   $5,987,415     $2,669,892     $2,199,795
Undistributed net ordinary income **        46,762             --          5,337
Undistributed net long-term capital gains       --        945,566             --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2006, paid on November 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)


The tax character of distributions paid during the tax years ended October 31, 2006 and October 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                       PREMIUM       PREMIUM       PREMIUM
                                                                        INCOME      INCOME 2      INCOME 4
2006                                                                     (NPI)         (NPM)         (NPT)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                           $64,988,153   $42,229,150   $40,998,508
Distributions from net ordinary income **                               99,455        27,952            --
Distributions from net long-term capital gains ***                          --     3,000,248            --
==========================================================================================================
                                                                       PREMIUM       PREMIUM       PREMIUM
                                                                        INCOME      INCOME 2      INCOME 4
2005                                                                     (NPI)         (NPM)         (NPT)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                           $68,878,627   $45,079,031   $42,030,160
Distributions from net ordinary income **                                   --       126,711            --
Distributions from net long-term capital gains                              --     4,324,841            --
==========================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2006.

At October 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                          PREMIUM        PREMIUM
                                                           INCOME       INCOME 4
                                                            (NPI)          (NPT)
--------------------------------------------------------------------------------
Expiration year:
   2008                                               $        --    $ 2,151,015
   2009                                                        --             --
   2010                                                   695,347     18,079,555
   2011                                                 6,263,502     24,792,603
   2012                                                        --             --
   2013                                                        --      6,161,830
   2014                                                 4,614,516        806,337
--------------------------------------------------------------------------------
Total                                                 $11,573,365    $51,991,340
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:


AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                           FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2006, the complex-level fee rate was .1852%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENT

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2006, to shareholders of record on November 15, 2006, as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Dividend per share                              $.0590       $.0575       $.0545
================================================================================

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                       Investment Operations                                Less Distributions
                               -------------------------------------------------------------------   -------------------------------
                                                           Distributions    Distributions
                                                                from Net             from                   Net
                    Beginning                                 Investment          Capital            Investment     Capital
                       Common                       Net        Income to         Gains to             Income to    Gains to
                        Share         Net     Realized/        Preferred        Preferred                Common      Common
                    Net Asset  Investment    Unrealized           Share-           Share-                Share-      Share-
                        Value      Income    Gain (Loss)         holders+         holders+   Total      holders     holders   Total
====================================================================================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                   $14.85       $1.00         $ .49            $(.26)            $ --    $1.23        $(.75)       $ --   $(.75)
2005                    15.20         .98          (.26)            (.16)              --      .56         (.91)         --    (.91)
2004                    14.87        1.01           .36             (.08)              --     1.29         (.96)         --    (.96)
2003                    14.87        1.05          (.03)            (.07)              --      .95         (.95)         --    (.95)
2002                    15.27        1.10          (.48)            (.11)              --      .51         (.91)         --    (.91)

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                    15.07         .97           .49             (.25)            (.01)    1.20         (.76)       (.06)   (.82)
2005                    15.53         .98          (.24)            (.16)            (.01)     .57         (.93)       (.10)  (1.03)
2004                    15.09        1.02           .48             (.08)              --     1.42         (.98)         --    (.98)
2003                    15.27        1.08          (.10)            (.07)            (.01)     .90         (.98)       (.10)  (1.08)
2002                    15.53        1.17          (.30)            (.11)            (.01)     .75         (.96)       (.05)  (1.01)

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                    13.38         .90           .35             (.25)              --     1.00         (.69)         --    (.69)
2005                    13.54         .91          (.10)            (.16)              --      .65         (.81)         --    (.81)
2004                    13.15         .94           .40             (.08)              --     1.26         (.87)         --    (.87)
2003                    13.46         .93          (.32)            (.07)              --      .54         (.85)         --    (.85)
2002                    14.22        1.00          (.80)            (.11)              --      .09         (.85)         --    (.85)
====================================================================================================================================
                                                          Total Returns
                                                     ----------------------
                                                                     Based
                           Ending                                       on
                           Common                     Based         Common
                            Share      Ending            on      Share Net
                        Net Asset      Market        Market          Asset
                            Value       Value         Value*         Value*
===========================================================================
PREMIUM INCOME (NPI)
---------------------------------------------------------------------------
Year Ended 10/31:
2006                       $15.33      $14.13          7.52%          8.53%
2005                        14.85       13.87          3.37           3.71
2004                        15.20       14.30          8.82           9.00
2003                        14.87       14.06          6.48           6.58
2002                        14.87       14.11          5.51           3.47

PREMIUM INCOME 2 (NPM)
---------------------------------------------------------------------------
Year Ended 10/31:
2006                        15.45       14.05          6.71           8.24
2005                        15.07       13.97          2.98           3.71
2004                        15.53       14.57          9.48           9.77
2003                        15.09       14.25          6.57           6.07
2002                        15.27       14.40          5.59           5.03

PREMIUM INCOME 4 (NPT)
---------------------------------------------------------------------------
Year Ended 10/31:
2006                        13.69       12.80          9.89           7.72
2005                        13.38       12.31          3.07           4.87
2004                        13.54       12.74          8.98           9.90
2003                        13.15       12.52          3.09           4.12
2002                        13.46       12.97           .52            .76
===========================================================================
                                                                     Ratios/Supplemental Data
                            --------------------------------------------------------------------------------------------------------
                                                       Before Credit/Refund                 After Credit/Refund**
                                                 ------------------------------       --------------------------------
                                                                 Ratio of Net                           Ratio of Net
                                                   Ratio of        Investment           Ratio of          Investment
                                 Ending            Expenses         Income to           Expenses           Income to
                                    Net          to Average           Average         to Average             Average
                                 Assets          Net Assets        Net Assets         Net Assets          Net Assets
                             Applicable          Applicable        Applicable         Applicable          Applicable      Portfolio
                              to Common           to Common         to Common          to Common              Common       Turnover
                            Shares (000)             Shares++          Shares++           Shares++            Shares++         Rate
====================================================================================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                           $977,601                1.19%             6.64%              1.16%               6.68%            15%
2005                            947,446                1.19              6.44               1.18                6.45             20
2004                            969,539                1.21              6.76               1.20                6.76             17
2003                            948,312                1.22              7.02               1.22                7.02             24
2002                            948,726                1.22              7.39               1.22                7.39              4

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                            634,981                1.20              6.42               1.20                6.43             15
2005                            619,282                1.20              6.40               1.19                6.40             15
2004                            637,981                1.21              6.75               1.21                6.76             23
2003                            619,916                1.22              7.06               1.21                7.07             21
2002                            627,659                1.22              7.70               1.21                7.71             21

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2006                            591,941                1.25              6.70               1.23                6.71              9
2005                            578,517                1.26              6.63               1.22                6.66              7
2004                            585,284                1.30              7.10               1.29                7.10              6
2003                            568,776                1.36              6.95               1.35                6.96             17
2002                            581,961                1.36              7.36               1.35                7.37             16
====================================================================================================================================
                                  Preferred Shares at End of Period
                              ------------------------------------------
                                Aggregate     Liquidation
                                   Amount      and Market         Asset
                              Outstanding           Value      Coverage
                                     (000)      Per Share     Per Share
========================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------
Year Ended 10/31:
2006                             $525,000         $25,000       $71,552
2005                              525,000          25,000        70,116
2004                              525,000          25,000        71,169
2003                              525,000          25,000        70,158
2002                              525,000          25,000        70,177

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------
Year Ended 10/31:
2006                              347,000          25,000        70,748
2005                              347,000          25,000        69,617
2004                              347,000          25,000        70,964
2003                              347,000          25,000        69,663
2002                              347,000          25,000        70,220

PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------
Year Ended 10/31:
2006                              338,400          25,000        68,731
2005                              338,400          25,000        67,739
2004                              338,400          25,000        68,239
2003                              338,400          25,000        67,019
2002                              338,400          25,000        67,983
========================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

**   After custodian fee credit and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.

                                 See accompanying notes to financial statements.


                                  62-63 spread

Board Members
      AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                              NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS            OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                      BOARD MEMBER
----------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
----------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)   Chairman of        1994                 Chairman (since 1996) and Director of            171
3/28/49                      the Board                               Nuveen Investments, Inc., Nuveen
333 W. Wacker Drive          and Board                               Investments, LLC, Nuveen Advisory
Chicago, IL 60606            Member                                  Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); formerly, Director
                                                                     (1996-2006) of Institutional Capital
                                                                     Corporation; Chairman and Director
                                                                     (since 1997) of Nuveen Asset
                                                                     Management; Chairman and Director of
                                                                     Rittenhouse Asset Management, Inc.
                                                                     (since 1999); Chairman of Nuveen
                                                                     Investments Advisers Inc. (since
                                                                     2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
----------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Lead Independent   1997                 Private Investor and Management                  171
8/22/40                      Board member                            Consultant.
333 W. Wacker Drive
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Board member       1993                 Retired (since 1989) as Senior Vice              171
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for Highland
                                                                     Park and Highwood, United Way of the
                                                                     North Shore; Director (since 2006) of
                                                                     the Michael Rolfe Pancreatic Cancer
                                                                     Foundation.
----------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                Board member       1999                 President, The Hall-Perrine                      171
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director and
Chicago, IL 60606                                                    Vice Chairman, United Fire Group, a
                                                                     publicly held company; Adjunct Faculty
                                                                     Member, University of Iowa; Director,
                                                                     Gazette Companies; Life Trustee of Coe
                                                                     College and Iowa College Foundation;
                                                                     formerly, Director, Alliant Energy;
                                                                     formerly, Director, Federal Reserve
                                                                     Bank of Chicago; formerly, President
                                                                     and Chief Operating Officer, SCI
                                                                     Financial Group, Inc., a regional
                                                                     financial services firm.
----------------------------------------------------------------------------------------------------------------------------------
William C. Hunter            Board member       2004                 Dean, Tippie College of Business,                171
3/6/48                                                               University of Iowa (since June 2006);
333 W. Wacker Drive                                                  formerly, Dean and Distinguished
Chicago, IL 60606                                                    Professor of Finance, School of
                                                                     Business at the University of
                                                                     Connecticut (2003-2006); previously,
                                                                     Senior Vice President and Director of
                                                                     Research at the Federal Reserve Bank
                                                                     of Chicago (1995-2003); Director
                                                                     (since 1997), Credit Research Center
                                                                     at Georgetown University; Director
                                                                     (since 2004) of Xerox Corporation;
                                                                     Director, SS&C Technologies, Inc. (May
                                                                     2005 - October 2005).
----------------------------------------------------------------------------------------------------------------------------------
David J. Kundert             Board member       2005                 Retired (since 2004) as Chairman,                169
10/28/42                                                             JPMorgan Fleming Asset Management,
333 W. Wacker Drive                                                  President and CEO, Banc One Investment
Chicago, IL 60606                                                    Advisors Corporation, and President,
                                                                     One Group Mutual Funds; prior thereto,
                                                                     Executive Vice President, Banc One
                                                                     Corporation and Chairman and CEO, Banc
                                                                     One Investment Management Group; Board
                                                                     of Regents, Luther College; member of
                                                                     the Wisconsin Bar Association; member
                                                                     of Board of Directors, Friends of
                                                                     Boerner Botanical Gardens.

                                       64

                                                                                                              NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   INCLUDING OTHER DIRECTORSHIPS            OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(2)      DURING PAST 5 YEARS                      BOARD MEMBER
----------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
----------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Board member       1997                 Chairman of Miller-Valentine Partners            171
9/24/44                                                              Ltd., a real estate investment
333 W. Wacker Drive                                                  company; formerly, Senior Partner and
Chicago, IL 60606                                                    Chief Operating Officer (retired,
                                                                     2004) of Miller-Valentine Group;
                                                                     formerly, Vice President,
                                                                     Miller-Valentine Realty; Board Member,
                                                                     Chair of the Finance Committee and
                                                                     member of the Audit Committee of
                                                                     Premier Health Partners, the
                                                                     not-for-profit company of Miami Valley
                                                                     Hospital; Vice President, Dayton
                                                                     Philharmonic Orchestra Association;
                                                                     Board Member, Regional Leaders Forum,
                                                                     which promotes cooperation on economic
                                                                     development issues; Director, Dayton
                                                                     Development Coalition; formerly,
                                                                     Member, Community Advisory Board,
                                                                     National City Bank, Dayton, Ohio and
                                                                     Business Advisory Council, Cleveland
                                                                     Federal Reserve Bank.
----------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Board member       1997                 Executive Director, Gaylord and                  171
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection Fund
                                                                     (from 1990 to 1994).
----------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine           Board member       2005                 Senior Vice President for Business and           171
1/22/50                                                              Finance, Northwestern University
333 W. Wacker Drive                                                  (since 1997); Director (since 2003),
Chicago, IL 60606                                                    Chicago Board Options Exchange;
                                                                     formerly, Director (2003-2006),
                                                                     National Mentor Holdings, a
                                                                     privately-held, national provider of
                                                                     home and community-based services;
                                                                     Chairman (since 1997), Board of
                                                                     Directors, Rubicon, a pure captive
                                                                     insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization.

                                                                                                              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                      OVERSEEN BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
----------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief              1988                 Managing Director (since 2002),                  171
9/9/56                       Administrative                          Assistant Secretary and Associate
333 W. Wacker Drive          Officer                                 General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments, LLC;
                                                                     Managing Director (2002-2004), General
                                                                     Counsel (1998-2004) and Assistant
                                                                     Secretary, formerly, Vice President of
                                                                     Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Managing Director (since 2002) and
                                                                     Assistant Secretary and Associate
                                                                     General Counsel, formerly, Vice
                                                                     President (since 1997), of Nuveen
                                                                     Asset Management; Managing Director
                                                                     (since 2004) and Assistant Secretary
                                                                     (since 1994) of Nuveen Investments,
                                                                     Inc.; Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Assistant Secretary of Nuveen
                                                                     Investments Advisers Inc. (since
                                                                     2002); Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc.; Assistant Secretary
                                                                     of Symphony Asset Management LLC
                                                                     (since 2003), Tradewinds NWQ Global
                                                                     Investors, LLC and Santa Barbara Asset
                                                                     Management, LLC; (since 2006);
                                                                     Chartered Financial Analyst.


Board Members
        AND OFFICERS (CONTINUED)


                                                                                                              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                      OVERSEEN BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
----------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos           Vice President     2004                 Managing Director (since 2005),                  171
9/22/63                                                              formerly Vice President (since 2002);
333 W. Wacker Drive                                                  formerly, Assistant Vice President
Chicago, IL 60606                                                    (since 2000) of Nuveen Investments,
                                                                     LLC; Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President     2000                 Vice President (since 2002), formerly,           171
2/3/66                       and Assistant                           Assistant Vice President (since 2000)
333 W. Wacker Drive          Secretary                               of Nuveen Investments, LLC.
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President     1999                 Vice President and Treasurer of Nuveen           171
11/28/67                                                             Investments, LLC and of Nuveen
333 W. Wacker Drive                                                  Investments, Inc. (since 1999); Vice
Chicago, IL 60606                                                    President and Treasurer of Nuveen
                                                                     Asset Management (since 2002) and of
                                                                     Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Treasurer of
                                                                     NWQ Investment Management Company,
                                                                     LLC. (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse Asset
                                                                     Management, Inc. (since 2003);
                                                                     Treasurer of Symphony Asset Management
                                                                     LLC (since 2003) and Santa Barbara
                                                                     Asset Management, LLC (since 2006);
                                                                     Assistant Treasurer, Tradewinds NWQ
                                                                     Global Investors, LLC (since 2006);
                                                                     formerly, Vice President and Treasurer
                                                                     (1999-2004) of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------------------------
John N. Desmond              Vice President     2005                 Vice President, Director of Investment           171
8/24/61                                                              Operations, Nuveen Investments, LLC
333 W. Wacker Drive                                                  (since January 2005); formerly,
Chicago, IL 60606                                                    Director, Business Manager, Deutsche
                                                                     Asset Management (2003-2004),
                                                                     Director, Business Development and
                                                                     Transformation, Deutsche Trust Bank
                                                                     Japan (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002), Senior
                                                                     Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).
----------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President     1998                 Vice President (since 2002), Assistant           171
9/24/64                      and Secretary                           Secretary and Assistant General
333 W. Wacker Drive                                                  Counsel (since 1998) formerly,
Chicago, IL 60606                                                    Assistant Vice President (since 1998)
                                                                     of Nuveen Investments, LLC; Vice
                                                                     President (2002-2004) and Assistant
                                                                     Secretary (1998-2004) formerly,
                                                                     Assistant Vice President of Nuveen
                                                                     Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3); Vice
                                                                     President and Assistant Secretary
                                                                     (since 2005) of Nuveen Asset
                                                                     Management.
----------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President     1998                 Managing Director (since 2004),                  171
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2005) of Nuveen Asset Management.
----------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President     1995                 Managing Director (since 2002),                  171
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2001) of Nuveen Asset Management; Vice
                                                                     President (since 2002) of Nuveen
                                                                     Investments Advisers Inc.; Chartered
                                                                     Financial Analyst.



                                                                                                              NUMBER OF PORTFOLIOS
NAME, BIRTHDATE              POSITION(S) HELD   YEAR FIRST ELECTED   PRINCIPAL OCCUPATION(S)                  IN FUND COMPLEX
AND ADDRESS                  WITH THE FUNDS     OR APPOINTED(4)      DURING PAST 5 YEARS                      OVERSEEN BY OFFICER
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
----------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President     1998                 Vice President (since 1993) and Funds            171
5/31/54                      and Controller                          Controller (since 1998) of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; formerly, Vice
Chicago, IL 60606                                                    President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
----------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly              Chief              2003                 Vice President and Assistant Secretary           171
2/24/70                      Officer and                             (since 2006) formerly, Assistant Vice
333 West Wacker Drive        Vice President                          President and Assistant General
Chicago, IL 60606                                                    Counsel (since 2003) of Nuveen
                                                                     Investments, LLC; Vice President
                                                                     (since 2006) and Assistant Secretary
                                                                     (since 2003) formerly, Assistant Vice
                                                                     President of Nuveen Asset Management;
                                                                     previously, Associate (2001-2003) at
                                                                     the law firm of Vedder, Price, Kaufman
                                                                     & Kammholz.
----------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President     2000                 Vice President (since 2000) of Nuveen            171
3/22/63                                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                                  Accountant.
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President     2002                 Vice President of Nuveen Investments,            171
8/27/61                                                              LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606
----------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President     1988                 Vice President, Assistant Secretary              171
7/27/51                      and Assistant                           and Assistant General Counsel of
333 W. Wacker Drive          Secretary                               Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant Secretary
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3); Vice
                                                                     President (since 2005) and Assistant
                                                                     Secretary of Nuveen Investments, Inc.;
                                                                     Vice President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice President
                                                                     and Assistant Secretary of Nuveen
                                                                     Investments Advisers Inc. (since
                                                                     2002); Assistant Secretary of NWQ
                                                                     Investment Management Company, LLC
                                                                     (since 2002), Symphony Asset
                                                                     Management LLC (since 2003) and
                                                                     Tradewinds NWQ Global Investors, LLC
                                                                     and Santa Barbara Asset Management,
                                                                     LLC (since 2006).


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                  ANNUAL INVESTMENT
                  MANAGEMENT AGREEMENT
                  APPROVAL PROCESS

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "MAY MEETING"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "FUND ADVISER").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

      o     the nature, extent and quality of services provided by the Fund
            Adviser;

      o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

      o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

      o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

      o     the expenses of the Fund Adviser in providing the various services;

      o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "PEER UNIVERSE") as well as compared to a subset of funds within the Peer Universe (the "PEER GROUP") to the respective Fund (as applicable);

      o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

      o     the soft dollar practices of the Fund Adviser, if any; and

      o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 ACT") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (E.G., product positioning, performance benchmarking, risk management); fund administration (E.G., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (E.G., organizing board meetings and preparing related materials); compliance (E.G., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (E.G., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "PERFORMANCE PEER GROUP") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a fund still may not adequately reflect such fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                  ANNUAL INVESTMENT MANAGEMENT
                  AGREEMENT APPROVAL PROCESS (continued)

      may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect a fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

      3. PROFITABILITY OF FUND ADVISER

      In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

F. APPROVAL

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Automatic Dividend
     REINVESTMENT PLAN


NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

These Funds are amending the terms and conditions of their Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective with the close of business on February 1, 2007. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

Notes

Other Useful
      INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS


Photo of: 2 women looking at a photo album.


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $154 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                o Share prices
           Learn more           o Fund details
about Nuveen Funds at           o Daily financial news
   WWW.NUVEEN.COM/CEF           o Investor education
                                o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-E-1006D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Premium Income Municipal Fund 2, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
October  31, 2006                         $ 30,277                    $ 0                $ 400          $ 2,950
----------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                   0%               0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
October 31, 2005                          $ 28,383                    $ 0                $ 509          $ 2,750
----------------------------------------------------------------------------------------------------------------------
Percentage approved                             0%                     0%                   0%               0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES     TAX FEES BILLED TO        ALL OTHER FEES
                                 BILLED TO ADVISER AND        ADVISER AND         BILLED TO ADVISER
                                    AFFILIATED FUND         AFFILIATED FUND       AND AFFILIATED FUND
                                   SERVICE PROVIDERS     SERVICE PROVIDERS (1)     SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------
October  31, 2006                            $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------
October 31, 2005                             $ 0                $ 2,200                  $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)         TOTAL
-----------------------------------------------------------------------------------------------------------------------
October  31, 2006                             $ 3,350                $ 2,200                  $ 0               $ 5,550
October 31, 2005                              $ 3,259                $ 2,200                  $ 0               $ 5,459

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME               FUND
Paul Brennan       Nuveen Premium Income Municipal Fund 2, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                      NUMBER OF
PORTFOLIO MANAGER  TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Paul Brennan       Registered Investment Company      14         $11.603 billion
                   Other Pooled Investment Vehicles    0         $0.00
                   Other Accounts                      1         $.6 million

* Assets are as of October 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2006, the S&P/Investortools Municipal Bond index was comprised of 48,513 securities with an aggregate current market value of $ 923,532 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the October 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            DOLLAR
                                                                                                            RANGE OF
                                                                                            DOLLAR          EQUITY
                                                                                            RANGE OF        SECURITIES
                                                                                            EQUITY          BENEFICIALLY
                                                                                            SECURITIES      OWNED IN
                                                                                            BENEFICIALLY    THE
                                                                                            OWNED IN        REMAINDER
                                                                                            FUND            OF NUVEEN
                                                                                                            FUNDS
                                                                                                            MANAGED BY
                                                                                                            NAM'S
                                                                                                            MUNICIPAL
NAME OF PORTFOLIO                                                                                           INVESTMENT
MANAGER                   FUND                                                                              TEAM
-----------------------------------------------------------------------------------------------------------------------------
Paul Brennan              Nuveen Premium Income Municipal Fund 2, Inc.                     $1 - $10,000     $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 15
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund 2, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 5, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 5, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 5, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.